As filed with the Securities and Exchange Commission on October 30, 2007

Securities Act Registration No. 333-7305

Investment Company Act Registration No. 811-7685

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[Ö]

Pre-Effective Amendment No. __

[  ]

Post-Effective Amendment No. 36

[Ö]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[Ö]

Amendment No. 37

FRONTEGRA FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

400 Skokie Blvd.

Suite 500

60062

Northbrook, Illinois

(Zip Code)

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (847) 509-9860

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois  60062

(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[X] on October 30, 2007 pursuant to paragraph (b) of Rule 485.

[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[   ] on (date) pursuant to paragraph (a)(1) of Rule 485.

[   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Columbus Core Plus Fund

Institutional Class Shares

Frontegra Columbus Core Fund

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 31, 2007

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Columbus Core Plus Fund (the “Core Plus Fund”) and the Frontegra Columbus Core Fund (the “Core Fund”) (together, the “Funds”) are each a series of Frontegra Funds, Inc. (the “Company”).  The Core Plus Fund and the Core Fund were formerly known as Frontegra Total Return Bond Fund and Frontegra Investment Grade Bond Fund, respectively.

The investment objective of the Core Plus Fund is a high level of total return, consistent with the preservation of capital.  The Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.

The investment objective of the Core Fund is a high level of total return, consistent with the preservation of capital.  The Fund invests primarily in investment grade fixed income securities of varying maturities.

These investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds.  Please read it carefully and keep it for future reference.

The Funds at a Glance	1
Fees and Expenses of the Funds	5
Recent Events	5
Principal Investment Strategy – Core Plus Fund	6
Investment Process – Core Plus Fund	6
Principal Investment Strategy – Core Fund	7
Investment Process – Core Fund	8
Financial Highlights	8
Fund Management	10
Your Account	11
Exchange Privilege	14
Valuation of Fund Shares	15
Portfolio Holdings Disclosure Policy	15
Distributions and Tax Treatment	15

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUNDS AT A GLANCE

THE FRONTEGRA COLUMBUS CORE PLUS FUND

Investment Objective.  The Core Plus Fund seeks a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in bonds of varying maturities.  When making purchase decisions, the Fund’s subadviser, Reams Asset Management Company, LLC (“Reams”), looks for securities that it believes are undervalued in the fixed income market.  In addition, Reams structures the Fund so that the overall portfolio has an average life (referred to as “duration”) of between two and seven years based on market conditions.  Although the Fund will invest primarily in investment grade fixed income securities, the Fund may invest up to 25% of its assets in non-investment grade fixed income securities, also known as high yield securities.  This investment strategy is referred to as “Core Plus” because Reams has the ability to add high yield securities to a core portfolio of investment grade fixed income securities.

THE FRONTEGRA COLUMBUS CORE FUND

Investment Objective.  The Core Fund seeks a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in investment grade bonds of varying maturities.  In selecting securities for the Fund, Reams starts with a universe of investment grade bonds, which are bonds that are rated BBB or higher.  Reams then looks for securities it believes are undervalued in the fixed income market.

Principal Risk Factors.  The main risks of investing in the Funds are:

Core Plus and Core Funds

Market Risks.  Each Fund’s investments are subject to market risk, so that the value of the Fund’s investments may decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of each Fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.

Individual Bond Risks.  Each Fund’s investments are subject to the risks inherent in individual bond selections.  While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices.  The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers.  Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Maturity Risk.  The Funds will invest in bonds of varying maturities.  A bond’s maturity is one indication of the interest rate exposure of a security.  Generally, the longer a bond’s maturity, the greater the risk and the higher its yield.  Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk.  Individual issues of fixed income securities in the Funds may also be subject to the credit risk of the issuer.

Prepayment Risk.  The Funds may invest in mortgage- and asset-backed securities which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk.  The Funds’ income could decline due to falling market interest rates.  In a falling interest rate environment, the Funds may be required to invest their assets in lower-yielding securities.  Because interest rates vary, it is impossible to predict the income or yield of the Funds for any particular period.

1

Mortgage- and Asset-Backed Securities Risk.  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations.  For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time.  As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity.  If a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Portfolio Turnover Risk.  Although neither Fund engages in frequent trading as a principal investment strategy, from time to time a Fund may experience a high portfolio turnover rate due to various factors, such as changes in asset levels or more trading in response to volatility in the fixed income markets.  The portfolio turnover rate indicates changes in a Fund’s securities holdings.  If a Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund’s assets and the Fund will incur transaction costs in connection with buying and selling securities.  Tax and transaction costs lower a Fund’s effective return for investors.

Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that Reams would like to sell.  Reams may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on a Fund’s management or performance.

Management Risk.  The Funds are subject to management risk as actively-managed investment portfolios.  Reams and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.  If Reams is not able to select better-performing fixed income securities, the Funds may lose money.

Core Plus Fund

High Yield Security Risk.  The Fund may invest up to 25% of its assets in high yield securities, which tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risk than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Who Should Invest.  The Funds are suitable for long-term investors only and are not designed as short-term investment vehicles.

The Core Plus Fund may be an appropriate investment for you if you:

•

Seek long-term preservation of capital; and

•

Want to include a bond fund in your portfolio.

The Core Fund may be an appropriate investment for you if you:

•

Seek long-term preservation of capital; and

•

Want to include an investment grade bond fund in your portfolio.

2

Performance Bar Charts and Tables.  The return information provided in the following bar charts and tables illustrates how each Fund’s performance can vary, which is one indication of the risks of investing in the Funds.  The bar charts show the changes in each Fund’s performance from year to year.  The tables show how each Fund’s average annual returns compare with a broad measure of market performance.  Please keep in mind that a Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Calendar Year Total Returns

Core Plus Fund*

The Core Plus Fund’s return from January 1, 2007 through September 30, 2007 was 4.85%.

*  Effective August 6, 2007, the Frontegra Total Return Bond Fund changed its name to the Frontegra Columbus Core Plus Fund.

Core Fund*

The Core Fund’s return from January 1, 2007 through September 30, 2007 was 4.27%.

*  Effective August 6, 2007, the Frontegra Investment Grade Bond Fund changed its name to the Frontegra Columbus Core Fund.

Best and Worst Quarterly Performance

(During the periods shown above)

Core Plus Fund

Best Quarter Return	Worst Quarter Return
4.75% (2nd quarter, 2003)	(2.21)% (2nd quarter, 2004)

3

Core Fund

Best Quarter Return	Worst Quarter Return
3.94% (3rd quarter, 2006)	(2.23)% (2nd quarter, 2004)

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in each Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For periods ended December 31, 2006)

Fund/Index	One Year	Five Years	Ten Years	Since Inception (1)
Core Plus Fund
Return Before Taxes	6.50%	5.80%	6.63%	6.48%
Return After Taxes on Distributions	4.65%	3.78%	4.27%	4.13%
Return After Taxes on Distributions and Sale of Fund Shares	4.17%	3.74%	4.21%	4.08%
Lehman Brothers Aggregate Bond Index(2)	4.33%	5.06%	6.24%	6.11%
Core Fund
Return Before Taxes	4.57%	4.70%	N/A	5.10%
Return After Taxes on Distributions	2.85%	3.02%	N/A	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	2.93%	3.02%	N/A	3.32%
Lehman Brothers Aggregate Bond Index(2)	4.33%	5.06%	N/A	5.47%

__________________

(1)

The Core Plus Fund commenced operations on November 25, 1996 as the Frontegra Total Return Bond Fund.  The Core Fund commenced operations on February 23, 2001 as the Frontegra Investment Grade Bond Fund.  Effective August 6, 2007, the Frontegra Total Return Bond Fund changed its name to Frontegra Columbus Core Plus Fund and the Frontegra Investment Grade Bond Fund changed its name to Frontegra Columbus Core Fund.

(2)

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in an index is not possible.

4

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	Core Plus Fund	Core Fund
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees(3)	0.40%	0.42%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	0.10%	0.24%
Total Annual Fund Operating Expenses(4)	0.50%	0.66%
Fee Waiver/Expense Reimbursement(4)	(0.15)%	(0.31)%
Net Expenses	0.35%	0.35%

____________

(1)

The Funds will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

Stated as a percentage of a Fund’s average daily net assets.

(3)

The Funds’ investment adviser, Frontegra Asset Management, Inc. (“Frontegra”), waived a portion of its management fee during fiscal 2006 pursuant to an expense cap agreement.  The management fees paid by the Core Plus Fund and the Core Fund (after the contractual waiver) were 0.10% and 0.00%, respectively.

(4)

Pursuant to an expense cap agreement between Frontegra and the Company, Frontegra has agreed to limit each Fund’s total operating expenses to 0.35% of the Fund’s average daily net assets through October 31, 2008, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements and have been restated to reflect estimated current expenses due to an increase in the Fund’s assets since fiscal year end.  See “Recent Events,” below.

Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2008.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3 Years	5 Years	10 Years
Core Plus Fund	$36	$145	$265	$614
Core Fund	$36	$180	$337	$793

RECENT EVENTS

On August 3, 2007, the Frontegra Total Return Bond Fund acquired all of the assets and liabilities of the Columbus Core Plus Fund, a series of Columbus Funds, Inc., and the Frontegra Investment Grade Bond Fund acquired all of the assets and liabilities of the Columbus Core Fund, also a series of Columbus Funds, Inc. (the “Reorganization”).  The shareholders of each of the Columbus Funds received shares of the respective Frontegra Funds in the Reorganization.  Following the Reorganization and effective August 6, 2007, the Frontegra Total Return Bond Fund was renamed the “Frontegra Columbus Core Plus Fund” and the Frontegra Investment Grade Bond Fund was renamed the “Frontegra Columbus Core Fund.”

5

PRINCIPAL INVESTMENT STRATEGY – CORE PLUS FUND

The Core Plus Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.  Under normal market conditions, the Fund will invest at least 80% of its assets, determined at the time of purchase, in bonds.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  Types of bonds include:  short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

Fixed Income Securities.  Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date.  Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity.  Issuers are most likely to call such securities during periods of falling interest rates.  As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund’s income to decline.

Commercial paper generally is considered the shortest form of fixed income security.  Notes whose original maturities are two years or less are considered short-term obligations.  The term “bond” generally refers to securities with maturities longer than two years.  Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Non-Investment Grade Debt Securities (High Yield Securities).  Although the Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its assets in fixed income securities that are rated below investment grade.  Investment grade fixed income securities include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by Standard & Poor’s (“S&P”).  High yield securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Although it is not precluded from doing so, the Fund generally does not invest in high yield securities rated below BB by S&P.

Mortgage- and Other Asset-Backed Securities.  The Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not mortgage loans.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Temporary Strategies.  The Fund may invest up to 100% of its assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market, economic, or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS – CORE PLUS FUND

As the Core Plus Fund’s subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market.  Reams employs a two-step process in managing the Fund.  The first step is to establish the portfolio’s duration, or interest rate sensitivity.  Reams determines whether the bond market is under- or over-priced by comparing current

6

real interest rates (the nominal rate on the ten year bond less Reams’ estimate of inflation) to historical real interest rates.  If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration.  If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio.

Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund.  The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments.  The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The team compares these investment opportunities and assembles the Fund’s portfolio from the best available values.  Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase.  Reams’ strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

The portfolio duration of the Fund will normally fall between two and seven years based on market conditions.  Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

PRINCIPAL INVESTMENT STRATEGY – CORE FUND

The Core Fund will seek to achieve its investment objective by investing in a diversified portfolio of investment grade fixed income securities of varying maturities.  Under normal market conditions, the Fund will invest at least 80% of its assets, determined at the time of purchase, in investment grade bonds.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  Bonds include:  short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; and repurchase agreements.  Investment grade bonds include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by S&P.

Fixed Income Securities.  The Fund may invest in a wide variety of investment grade fixed income securities.  Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date.  Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity.  Issuers are most likely to call such securities during periods of falling interest rates.  As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund’s income to decline.

Commercial paper generally is considered the shortest form of fixed income security.  Notes whose original maturities are two years or less are considered short-term obligations.  The term “bond” generally refers to securities with maturities longer than two years.  Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Mortgage- and Other Asset-Backed Securities.  The Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not mortgage loans.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

7

Temporary Strategies.  The Fund may invest up to 100% of its assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market, economic, or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS – CORE FUND

As the Core Fund’s subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market.  Reams employs a two-step process in managing the Fund.  The first step is to establish the portfolio’s duration, or interest rate sensitivity.  Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams’ estimate of inflation) to historical real interest rates.  If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration.  If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio.

Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund.  The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments.  The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The team compares these investment opportunities and assembles the Fund’s portfolio from the best available values.  Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase.  Reams’ strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

The portfolio duration of the Fund will normally fall between four and six years based on market conditions.  Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe each Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund for the stated periods (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

FRONTEGRA COLUMBUS CORE PLUS FUND*
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003
Net Asset Value, Beginning of Year	$29.72	$31.50	$30.51	$31.92	$30.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	1.54	1.41	1.13	0.99	1.80
Net realized and unrealized gain (loss) on investments	0.68	(1.30)	0.98	(0.45)	2.06
Total Income from Investment Operations	2.22	0.11	2.11	0.54	3.86
LESS DISTRIBUTIONS PAID:
From net investment income	(1.54)	(1.45)	(1.12)	(0.98)	(1.87)
From net realized gain on investments	—	(0.44)	—	(0.97)	(0.28)
Total Distributions Paid	(1.54)	(1.89)	(1.12)	(1.95)	(2.15)

8

Net Asset Value, End of Year	$30.40	$29.72	$31.50	$30.51	$31.92

Total Return	7.52%	0.36%	7.00%	1.71%	13.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$276,830	$313,880	$316,474	$346,733	$358,052
Ratio of expenses to average net assets(1)	0.20%	0.20%	0.408%	0.425%	0.425%
Ratio of net investment income to average net assets(1)	4.95%	4.59%	3.30%	2.71%	5.78%
Portfolio turnover rate	978%	1,247%	1,222%	1,409%	489%

____________

*

Effective August 6, 2007, the Frontegra Total Return Bond Fund changed its name to the Frontegra Columbus Core Plus Fund.

(1)

Net of waivers and reimbursements by Frontegra.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.50%, 0.50%, 0.501%, 0.507% and 0.505%, and the ratio of net investment income to average net assets would have been 4.65%, 4.29%, 3.21%, 2.63% and 5.70% for the years ended June 30, 2007, June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

FRONTEGRA COLUMBUS CORE FUND*
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003
Net Asset Value, Beginning of Year	$9.86	$10.36	$10.22	$10.62	$10.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.48	0.42	0.37	0.31	0.35
Net realized and unrealized gain (loss) on investments	0.13	(0.43)	0.27	(0.15)	0.45
Total Income (Loss) from Investment Operations	0.61	(0.01)	0.64	0.16	0.80
LESS DISTRIBUTIONS PAID:
From net investment income	(0.48)	(0.43)	(0.37)	(0.31)	(0.35)
From net realized gain on investments	—	(0.06)	(0.13)	(0.25)	(0.11)
Total Distributions Paid	(0.48)	(0.49)	(0.50)	(0.56)	(0.46)
Net Asset Value, End of Year	$9.99	$9.86	$10.36	$10.22	$10.62

Total Return	6.26%	(0.11)%	6.32%	1.53%	7.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$90,771	$96,887	$95,719	$123,913	$135,211
Ratio of expenses to average net assets(1)	0.20%	0.20%	0.40%	0.42%	0.42%
Ratio of net investment income to average net assets(1)	4.77%	4.20%	3.07%	2.39%	3.78%
Portfolio turnover rate	980%	1,121%	1,080%	1,104%	625%

____________

*

Effective August 6, 2007, the Frontegra Investment Grade Bond Fund changed its name to the Frontegra Columbus Core Fund.

(1)

Net of waivers and reimbursements by Frontegra.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.66%, 0.65%, 0.62%, 0.62% and 0.62% and the ratio of net investment income to average net assets would have been 4.31%, 3.75%, 2.85%, 2.19% and 3.58% for the years ended June 30, 2007, June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

9

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended (the “Investment Advisory Agreement”), pursuant to which Frontegra supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement under which Reams serves as the Core Plus and Core Funds’ portfolio manager and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.  Frontegra provides office facilities for the Funds and pays the salaries, fees, and expenses of all officers and directors of the Funds who are interested persons of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the Funds’ investment advisory agreement and subadvisory agreement will be included in the Funds’ semi-annual report for the period ended December 31, 2007.

Adviser.  The Company is managed by Frontegra, which supervises the management of each Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra.  Under the Investment Advisory Agreement, the Core Plus Fund compensates Frontegra at the annual rate of 0.40% of the Fund’s average daily net assets and the Core Fund compensates Frontegra at the annual rate of 0.42% of the Fund’s average daily net assets.

Pursuant to an expense cap agreement between Frontegra and the Company, Frontegra has agreed to waive its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s total operating expenses do not exceed 0.35% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2008, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for a Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Reams.   Reams is located at 227 Washington Street, Columbus, Indiana 47202-0727.  Under the subadvisory agreement as amended, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.21% of the Core Plus Fund’s average daily net assets and, with respect to the Core Fund, 75% of the net fee received by Frontegra after giving effect to any contractual or voluntary fee waiver borne by Frontegra.  Reams provides continuous advice and recommendations concerning each Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Funds, Reams serves as investment adviser to other mutual funds, pension and profit-sharing plans and other institutional investors.  As of September 30, 2007, Reams had approximately $10.7 billion under management.

Reams Portfolio Management Team.  Reams’ fixed income portfolio management team is responsible for the day-to-day management of each Fund’s portfolio.  The members of the team are listed below.  No member of the team is solely responsible for making recommendations for portfolio purchases and sales. Instead, all team members work together to develop investment strategies with respect to the Funds’ portfolio structure and issue selection.  Portfolio strategy is reviewed weekly by the entire portfolio management team.  A staff of research analysts, traders and other investment professionals supports the fixed income portfolio management team.

Mark M. Egan oversees the entire fixed income portfolio management team and retains oversight over all investment decisions.  Mr. Egan has been a Portfolio Manager of Reams since April 1994 and was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a Portfolio Manager of National Investment Services until May 1990.

Robert A. Crider has been Senior Vice President, Fixed Income Management, of Reams since April 1994 and was Senior Vice President, Fixed Income Management, of Reams Asset Management Company, Inc. from 1981 until March 1994.

10

Tom Fink has been a Portfolio Manager at Reams since December 2000.  Mr. Fink was previously a Portfolio Manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.

Todd Thompson has been a Portfolio Manager at Reams since July 2001.  Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999.

The SAI provides additional information about the Funds’ portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Funds’ assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Funds (the “Transfer Agent”) and as the Funds’ administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Funds’ shares.   The Distributor is managed and owned by the same persons who manage and own the Funds’ investment adviser, Frontegra Asset Management, Inc. (“Frontegra”).  Accordingly, the Distributor and Frontegra are affiliates.

Payments to Financial Intermediaries.  From time to time, Frontegra or an affiliate may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, Frontegra or an affiliate may make payments to financial intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, Frontegra or an affiliate may make payments from their own resources to a financial intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  The amount of these payments is determined from time to time by Frontegra and may differ among such financial intermediaries.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Each Fund’s minimum initial investment is $100,000.  Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000.  The Funds reserve the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Funds, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including

11

mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  If you purchase shares of a Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment – Minimum $100,000.  You may purchase shares of the Funds by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by a Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through a broker-dealer or other financial intermediary, who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the financial intermediary to place the order with the Fund on a timely basis.

Multiple Classes.  The Core Plus Fund currently offers two different classes of shares, one of which, Institutional Class shares, is offered by this prospectus.  The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses.  Share classes may have different expenses which may affect their performance and may be subject to different investment minimums and other features.

Initial Investment By Wire.  In addition, you may purchase shares of the Funds by wire.  To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the Transfer Agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

12

For credit to U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

For further credit to Frontegra Funds, Inc.

(investor account number)

(name or account registration)

(identify Fund)

Before sending any wire, please contact the Transfer Agent at 1-888-825-2100 to advise them of your intent to wire funds.  This will ensure prompt and accurate credit.

Subsequent Investments - Minimum $1,000.  You may make additions to your account in amounts of $1,000 or more by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after a Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, the Funds may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in a Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemptions in Kind.  Each Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

for certain large redemption requests;

•

when establishing or modifying certain services on an account;

13

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Funds to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in the account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Funds or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders.  Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Funds has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Funds, Frontegra, Reams and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity; and

•

regular reports to the Board of Directors by the Funds’ Chief Compliance Officer regarding any unusual trading activity.

The Adviser has entered into shareholder information agreements with financial intermediaries, which enable the Adviser to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Funds may rely on the market timing policies of  financial intermediaries, even if those policies are different from the Funds’ policy, when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds.  If inappropriate trading is detected in an omnibus account, the Funds may request that the financial intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Funds’ or the financial intermediary’s market timing policy.  There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.  This is not a tax-free exchange.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests

14

sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

The price of a Fund’s shares is the Fund’s NAV, which is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Reams in good faith and in accordance with procedures approved by the Funds’ Board of Directors.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  Each Fund intends to distribute its investment company taxable income attributable to dividends to shareholders quarterly, and substantially all of its investment company taxable income and net capital gain, if any, at least annually.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

Distributions of dividend income that are not attributable to “qualified dividend income” under the Internal Revenue Code of 1986, as amended, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

15

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  Each Fund expects that, because of its respective investment objective, its distributions will consist primarily of investment company taxable income.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.  An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding.  If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

16

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Thomas J. Holmberg, Jr.	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SUB-ADVISERS
Ernst & Young LLP
Reams Asset Management Company, LLC	Sears Tower
227 Washington Street	233 S. Wacker Drive
Columbus, Indiana 47202-0727	Chicago, Illinois 60606-6301

CUSTODIAN	LEGAL COUNSEL

U.S. Bank, N.A.	Godfrey & Kahn, S.C.
1555 N. River Center Drive, Suite 302	780 N. Water Street
Milwaukee, Wisconsin 53212	Milwaukee, Wisconsin 53202

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

17

Additional information regarding the Company and the Funds is included in the SAI, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about each Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about a Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about a Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

18

FRONTEGRA FUNDS

PROSPECTUS

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Institutional Class Shares

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 31, 2007

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra IronBridge Small Cap Fund (the “IronBridge Small Cap Fund”) and the Frontegra IronBridge SMID Fund (the “IronBridge SMID Fund”) are each a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the IronBridge Small Cap Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

The investment objective of the IronBridge SMID Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies with small-to-medium market capitalizations.

These investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds.  Please read it carefully and keep it for future reference.

The Funds at a Glance	1
Fees and Expenses of the Funds	4
Principal Investment Strategy	5
Investment Process – Ironbridge Small Cap Fund	6
Investment Process – IronBridge SMID Fund	6
Financial Highlights	6
Fund Management	8
Your Account	9
Exchange Privilege	12
Valuation of Fund Shares	13
Portfolio Holdings Disclosure Policy	13
Distributions and Tax Treatment	13

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUNDS AT A GLANCE

Investment Objective.  Each Fund seeks capital appreciation.

Principal Investment Strategy.  The IronBridge Small Cap Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  For this purpose, the Fund’s subadviser, IronBridge Capital Management, L.P. (“IronBridge”), defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization of any company in the Russell 2000 Index.  The IronBridge SMID Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, a small-to-medium capitalization company has a market capitalization of between $100 million and $10 billion at the time of purchase.  In constructing a portfolio for each Fund, IronBridge selects stocks using the “Cash Flow Return on Investment” methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively-priced companies.  As a result of this methodology, the Fund invests primarily in both growth and value-style stocks.

Principal Risk Factors.  The main risks of investing in the Funds are:

Market Risks.  Each Fund’s investments are subject to market risk, so that the value of the Fund’s investments may decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of each Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Funds may decline in value or not increase in value when the stock market in general is rising.

Liquidity Risks. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that IronBridge would like to sell.  IronBridge may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on each Fund’s management or performance.

Equity Security Risks.  Each Fund will invest primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Management Risks.  Each Fund is actively managed by IronBridge using the “Cash Flow Return on Investment” valuation methodology.  There is no guarantee that this methodology or other investment techniques used by IronBridge will produce the desired results.

Growth and Value Investing Risks.  Each Fund invests primarily in both growth and value-style stocks.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  Value stocks may never increase in price or pay dividends as anticipated by IronBridge, or may decline even further if the market fails to recognize the company’s value, if the factors that IronBridge believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Small Cap Risks.  The IronBridge Small Cap Fund invests primarily in small capitalization stocks and the IronBridge SMID Fund invests primarily in small- to medium-capitalization stocks.  Securities of companies with small- and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller companies may lack the management experience, financial resources

1

and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Who Should Invest.  The Funds are suitable for long-term investors only and are not designed as short-term investment vehicles.

The IronBridge Small Cap Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include a small-cap core fund in your portfolio.

The IronBridge SMID Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include a small-to-midcap core fund in your portfolio.

Performance Bar Charts and Tables.  The return information provided in the following bar charts and tables provides some indication of the risks of investing in the Funds by showing how each Fund’s average annual returns compare with returns of a broad measure of market performance.  The bar chart illustrates how a Fund’s performance can vary, which is one type of investment risk.  Please keep in mind that each Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

IronBridge Small Cap Fund

Calendar Year Total Returns

The IronBridge Small Cap Fund’s return from January 1, 2007 through September 30, 2007 was 15.34%.

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IronBridge SMID Fund

Calendar Year Total Returns

The IronBridge SMID Fund’s return from January 1, 2007 through September 30, 2007 was 14.46%.

IronBridge Small Cap Fund
Best and Worst Quarterly Performance
(during the periods shown above)

Best Quarter Return	Worst Quarter Return
24.78% (2nd quarter, 2003)	(8.22)% (1st quarter, 2005)

IronBridge SMID Fund
Best and Worst Quarterly Performance
(during the periods shown above)

Best Quarter Return	Worst Quarter Return
9.33% (1st quarter, 2006)	(6.50)% (2nd quarter, 2006)

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in each Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not

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relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For the calendar year ended December 31, 2006)

Fund/Index	One Year	Since Inception(1)
IronBridge Small Cap Fund
Return Before Taxes	15.57%	19.71%
Return After Taxes on Distributions	13.57%	18.47%
Return After Taxes on Distributions and Sale of Fund Shares	11.62%	16.81%
Russell 2000 Index (2)	18.37%	18.98%
IronBridge SMID Fund
Return Before Taxes	9.34%	8.98%
Return After Taxes on Distributions	9.05%	8.81%
Return After Taxes on Distributions and Sale of Fund Shares	6.27%	7.64%
Russell 2500 Index (3)	16.17%	12.06%

__________________

(1)

The IronBridge Small Cap Fund commenced operations on August 30, 2002.  The IronBridge SMID Fund commenced operations on December 31, 2004.

(2)

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

(3)

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of a Fund.

	IronBridge Small Cap Fund	IronBridge SMID Fund
Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees(3)	1.00%	0.85%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	0.07%(5)	0.13%
Total Annual Fund Operating Expenses(4)	1.07%(5)	0.98%
Fee Waiver/Expense Reimbursement/Expense Recoupment(4)	0.03%	(0.03)%
Net Expenses	1.10%	0.95%

____________

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(1)

The Funds will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

Stated as a percentage of a Fund’s average daily net assets.

(3)

The Funds’ investment adviser, Frontegra Asset Management, Inc. (“Frontegra”), waived a portion of its management fee for the IronBridge SMID Fund during fiscal 2007 pursuant to the expense cap agreement described below.  The management fees paid by the IronBridge SMID Fund (after the contractual waiver) were 0.82%.

(4)

Pursuant to an expense cap agreement between Frontegra and the Company, Frontegra has agreed to waive its management fee and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that the IronBridge Small Cap Fund’s total operating expenses do not exceed 1.10% of the Fund’s average daily net assets and the IronBridge SMID Fund’s total operating expenses do not exceed 0.95% of the Fund’s average daily net assets.  The expense cap agreement for each Fund will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

(5)

As of June 30, 2007, the IronBridge Small Cap Fund had total annual fund operating expenses below the expense cap described above.  When Fund expenses are below the amount of the expense cap, the Adviser may recapture fees it waived or any expenses it has borne within a three-year period, and did so in 2007.  Had such expense recapture not been incurred, the net expense ratio for the IronBridge Small Cap Fund would have been 1.07%.

Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2008.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	1 Year	3 Years	5 Years	10 Years
IronBridge Small Cap Fund	$112	$343	$593	$1,308
IronBridge SMID Fund	$97	$309	$539	$1,199

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the IronBridge Small Cap Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small-capitalization companies, defined as companies with a market capitalization of less than or equal to the largest market capitalization of any company in the Russell 2000 Index at the time of investment.  Under normal market conditions, the IronBridge SMID Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small-to-medium capitalization companies, defined as companies with a market capitalization of between $100 million and $10 billion at the time of the Fund’s investment.  Shareholders will be provided with at least 60 days’ notice of any change in a Fund’s policy with respect to investing at least 80% of its assets in small- or small-to-medium capitalization companies, respectively.  Equity securities include:  common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

Each Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

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INVESTMENT PROCESS – IRONBRIDGE SMALL CAP FUND

As a small-cap core fund, the Fund invests in both value and growth stocks as a result of the IronBridge methodology.  In selecting stocks for the Fund, IronBridge utilizes the “Cash Flow Return on Investment” (CFROI) methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively priced companies.  The first phase in the decision-making process involves screening a broad equity universe of 3,000 small-cap stocks to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, IronBridge evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of cash flow return on investment.  This results in a potential buy list of 200 well-managed companies which are further evaluated to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, IronBridge arrives at a target price for each stock and makes risk reward comparisons between all of the potential holdings.  The portfolio is generally constructed from the 120 to 150 issues with close attention paid to the Russell 2000 Index sector weightings.  Stocks are sold or positions are reduced when they reach the target price, when there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Fund’s net assets.

INVESTMENT PROCESS – IRONBRIDGE SMID FUND

As a small-to-mid cap core fund, the Fund invests in both value and growth stocks as a result of the IronBridge methodology.  In selecting stocks for the Fund, IronBridge utilizes the “Cash Flow Return on Investment” (CFROI) methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively priced companies.  The first phase in the decision-making process involves screening a broad equity universe of approximately 4,500 small and medium market capitalization stocks to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, IronBridge evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of cash flow return on investment.  This results in a potential buy list of 200 well-managed companies which are further evaluated to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, IronBridge arrives at a target price for each stock and makes risk reward comparisons between all of the potential holdings.  IronBridge constructs the Fund’s portfolio from the approximately 90 to 110 holdings that result from this process, with close attention paid to the Russell 2500 Index sector weightings.  Stocks are sold or positions are reduced when they reach the target price, when there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Fund’s net assets.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe each Fund’s financial performance from its commencement of operations to June 30, 2007.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund for the stated periods (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

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FRONTEGRA IRONBRIDGE SMALL CAP FUND
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Period Ended June 30, 2003(1)(6)
Net Asset Value, Beginning of Period	$18.25	$16.14	$15.83	$13.04	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00)	0.03	(0.03)	(0.04)	—(5)
Net realized and unrealized gain on investments	3.82	2.25	1.38	3.17	3.04
Total Income from Investment Operations	3.82	2.28	1.35	3.13	3.04
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	—	—	—	—
From net realized gain on investments	(1.70)	(0.17)	(1.04)	(0.34)	—
Total Distributions Paid	(1.72)	(0.17)	(1.04)	(0.34)	—
Net Asset Value, End of Period	$20.35	$18.25	$16.14	$15.83	$13.04

Total Return(2)	22.11%	14.20%	8.47%	24.25%	30.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$432,403	$404,219	$319,081	$144,988	$54,074
Ratio of expenses to average net assets(3)(4)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets(3)(4)	(0.08)%	0.15%	(0.27)%	(0.29)%	(0.07)%
Portfolio turnover rate(2)	34%	60%	56%	94%	28%

____________

(1)

Commenced operations on August 30, 2002.

(2)

Not annualized for periods less than a full year.

(3)

Net of waivers, reimbursements and expense recapture by Frontegra.  Without expense recapture, the ratio of expenses to average net assets would have been 1.07% and 1.08% and the ratio of net investment income (loss) to average net assets would have been (0.05)% and 0.17% for the periods ended June 30, 2007 and June 30, 2006, respectively.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.11%, 1.21% and 2.15% and the ratio of net investment loss to average net assets would have been (0.28)%, (0.40)% and (1.12)% for the periods ended June 30, 2005, June 30, 2004 and June 30, 2003, respectively

(4)

Annualized.

(5)

Less than one cent per share.

(6)

Formerly the Frontegra Horizon Fund for the period ended June 30, 2003.

FRONTEGRA IRONBRIDGE SMID FUND
	Year Ended June 30, 2007	Year Ended June 30, 2006	Period Ended June 30, 2005(1)
Net Asset Value, Beginning of Period	$11.07	$10.00	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	0.06(5)	0.04(5)
Net realized and unrealized gain (loss) on investments	2.43	1.04	(0.04)
Total Income from Investment Operations	2.44	1.10	0.00
LESS DISTRIBUTIONS PAID:
From net investment income	—(6)	(0.03)	—
From net realized gain on investments	(0.15)	—	—
Total Distributions Paid	(0.15)	(0.03)	—
Net Asset Value, End of Period	$13.36	$11.07	$10.00

Total Return(2)	22.25%	11.02%	0.00%

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SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$193,424	$133,058	$41,638
Ratio of expenses to average net assets(3)(4)	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets(3)(4)	0.10%	0.28%	0.89%
Portfolio turnover rate(2)	71%	91%	44%

____________

(1)

Commenced operations on December 31, 2004.

(2)

Not annualized for periods less than a full year.

(3)

Net of waivers and reimbursements by Frontegra.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.98%, 1.08% and 1.49% and the ratio of net investment income to average net assets would have been 0.07%, 0.15% and 0.35% for the periods ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively.

(4)

Annualized.

(5)

Per share net investment income has been calculated using the daily average share method.

(6)

Less than one cent per share.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended (the “Investment Advisory Agreement”), pursuant to which Frontegra supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with IronBridge under which IronBridge serves as the Funds’ portfolio manager and, subject to Frontegra’s supervision, manages the Funds’ portfolio assets.  Frontegra provides office facilities for the Funds and pays the salaries, fees, and expenses of all officers and directors of the Funds who are interested persons of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the Funds’ investment advisory agreement and subadvisory agreement will be included in the Funds’ semi-annual report for the period ended December 31, 2007.

Adviser.  The Company is managed by Frontegra, which supervises the management of the Funds’ portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra.  Under the Investment Advisory Agreement, the IronBridge Small Cap Fund compensates Frontegra at the annual rate of 1.00% of the Fund’s average daily net assets and the IronBridge SMID Fund compensates Frontegra at the annual rate of 0.85% of the Fund’s average daily net assets.

Pursuant to an expense cap agreement between Frontegra and the Company, Frontegra has agreed to waive its management fee and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that the IronBridge Small Cap Fund’s total operating expenses do not exceed 1.10% of the Fund’s average daily assets and the IronBridge SMID Fund’s total operating expenses do not exceed 0.95% of the Fund’s average daily assets. The expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for each Fund and increasing each Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

IronBridge.  IronBridge is located at 1 Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.  Under the subadvisory agreement, IronBridge receives compensation from Frontegra for its subadvisory services to the Funds.  With respect to the IronBridge Small Cap Fund, IronBridge receives 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  With respect to the IronBridge SMID Fund, IronBridge receives 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  IronBridge provides continuous advice and recommendations

8

concerning each Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Funds, IronBridge serves as investment adviser to pension plans, endowments, foundations and high net worth clients.  As of September 30, 2007, IronBridge had approximately $4.13 billion under management.

Portfolio Managers.  Each Fund’s portfolio is co-managed by Christopher Faber and Jeffrey B. Madden.  Mr. Faber has been the President and a portfolio manager of IronBridge since April 1999.  Mr. Faber was a founding partner of Holt Value Associates, L.P. from May 1986 to April 1999.  Mr. Madden has been a Vice President and a portfolio manager of IronBridge since 2000.  Mr. Madden was a consultant with Accenture from 1998 to 2000.  Mr. Faber and Mr. Madden review and approve the analysts’ recommendations and make the final buy and sell decisions for the Funds.  The SAI provides additional information about the Funds’ portfolio managers, including other accounts they manage, their ownership of shares in the Funds and their compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Funds’ assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Funds (the “Transfer Agent”) and as the Funds’ administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Funds’ shares.   The Distributor is managed and owned by the same persons who manage and own the Funds’ investment adviser, Frontegra Asset Management, Inc. (“Frontegra”).  Accordingly, the Distributor and Frontegra are affiliates.

Payments to Financial Intermediaries.  From time to time, Frontegra or an affiliate may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, Frontegra or an affiliate may make payments to financial intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, Frontegra or an affiliate may make payments from their own resources to a financial intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  The amount of these payments is determined from time to time by Frontegra and may differ among such financial intermediaries.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of each Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Each Fund’s minimum initial investment is $100,000.  Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000.  The Funds reserve the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

The IronBridge Small Cap Fund is currently closed to new investors.  While closed, the IronBridge Small Cap Fund will not allow new investors to purchase shares of the Fund.  However, existing shareholders may continue to

9

purchase Fund shares, including through the automatic reinvestment of dividends.  At the discretion of the Board of Directors, the IronBridge Small Cap Fund may open to new investors at a later date.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Funds, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  If you purchase shares of a Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment – Minimum $100,000.  You may purchase shares of a Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Funds as a result.  In the event a shareholder is unable to make the Funds whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of a Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through a broker-dealer or other financial intermediary, who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the financial intermediary to place the order with the Fund on a timely basis.

Multiple Classes.  The IronBridge SMID Fund currently offers two different classes of shares, one of which, Institutional Class shares, is offered by this prospectus.  The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses.  Share classes may have different expenses which may affect their performance and may be subject to different investment minimums and other features.

Initial Investment By Wire.  In addition, you may purchase shares of the Funds by wire.  To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the Transfer Agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the

10

account number and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

For credit to U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

For further credit to Frontegra Funds, Inc.

(investor account number)

(name or account registration)

(identify Fund)

Before sending any wire, please contact the Transfer Agent at 1-888-825-2100 to advise them of your intent to wire funds.  This will ensure prompt and accurate credit.

Subsequent Investments - Minimum $1,000.  You may make additions to your account in amounts of $1,000 or more by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after a Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, the Funds may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in a Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemptions in Kind.  Each Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

11

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

for certain large redemption requests;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Funds to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in the account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Funds or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders.  Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Funds has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Funds, Frontegra, IronBridge and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity; and

•

regular reports to the Board of Directors by the Funds’ Chief Compliance Officer regarding any unusual trading activity.

The Adviser has entered into shareholder information agreements with financial intermediaries, which enable the Adviser to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Funds may rely on the market timing policies of  financial intermediaries, even if those policies are different from the Funds’ policy, when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds.  If inappropriate trading is detected in an omnibus account, the Funds may request that the financial intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Funds’ or the financial intermediary’s market timing policy.  There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

12

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.  This is not a tax-free exchange.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Exchange requests may be subject to limitations under the Market Timing Policy  to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

The price of a Fund’s shares is the Fund’s NAV, which is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Funds do not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or IronBridge in good faith and in accordance with procedures approved by the Funds’ Board of Directors.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

13

Distributions of dividend income that are not attributable to “qualified dividend income” under the Internal Revenue Code of 1986, as amended, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  Each Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.  An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding.  If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

14

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Thomas J. Holmberg, Jr.	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SUB-ADVISERS
Ernst & Young LLP
IronBridge Capital Management, L.P.	Sears Tower
1 Parkview Plaza, Suite 600	233 S. Wacker Drive
Oakbrook Terrace, Illinois 60181	Chicago, Illinois 60606-6301

CUSTODIAN	LEGAL COUNSEL

U.S. Bank, N.A.	Godfrey & Kahn, S.C.
1555 N. River Center Drive, Suite 302	780 N. Water Street
Milwaukee, Wisconsin 53212	Milwaukee, Wisconsin 53202

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

15

Additional information regarding the Company and the Funds is included in the SAI, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about each Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about a Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about a Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

16

FRONTEGRA FUNDS

PROSPECTUS

Frontegra New Star International Equity Fund

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 31, 2007

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra New Star International Fund (the “Fund”) is a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies located outside of the United States.

The Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund.  Please read it carefully and keep it for future reference.

The Fund at a Glance	1
Fees and Expenses of the Fund	3
Principal Investment Strategy	4
Investment Process	4
Financial Highlights	4
Fund Management	5
Your Account	7
Exchange Privilege	10
Valuation of Fund Shares	11
Portfolio Holdings Disclosure Policy	11
Distributions and Tax Treatment	11

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUND AT A GLANCE

Investment Objective.  The Fund seeks capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in a diversified portfolio of equity securities of companies located outside of the United States.  The Fund invests primarily in large- and mid-cap companies with market capitalizations of $5 billion or more at the time of investment.  The Fund invests primarily in developed countries but may invest up to 25% of its total assets in securities of companies that trade in emerging or developing markets.  In constructing a portfolio for the Fund, the Fund’s subadviser, New Star Institutional Managers Limited (“New Star”), emphasizes companies, industries and countries that it believes have superior long-term growth potential.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, so that the value of the Fund’s investments may decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Equity Securities Risks.  The Fund will normally invest at least 80% of its assets in common stocks and other equity securities.  Common stocks and other equity securities generally fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuation in share price than a fund that invests a significant portion of its assets in fixed income securities.

Foreign Securities Risks.  The Fund invests predominately in securities of companies in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that New Star would like to sell.  New Star may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mid-Cap Companies Risks.  Mid-cap companies often have more limited managerial and financial resources than larger, more established companies, and, therefore, may be more vulnerable to adverse business or economic events than larger companies.  As a result, the performance of mid-cap companies may be more volatile, which could increase the volatility of the Fund’s portfolio.  Moreover, the securities of mid-cap companies tend to be less liquid than securities of larger companies.

Currency Risks.  Investments in foreign securities denominated and traded in foreign currencies involve additional risks.  The value of the Fund’s foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  In addition, the Fund may incur costs in connection with conversions between various currencies.

Emerging Market Risks.  The risks of foreign investments typically are greater in emerging markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.

Region or Sector Risks.  The Fund may invest a higher percentage of its total assets in a particular region or sector of international markets.  In such a case, changes affecting that region or sector may have a significant impact on the Fund’s overall portfolio.

1

Management Risk.  The Fund is subject to management risk as an actively-managed investment portfolio.  New Star and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If New Star is not able to select better-performing securities, the Fund may lose money.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include an international equity fund in your portfolio.

Performance Bar Chart and Table.  The return information provided in the following bar chart and table provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with returns of a broad measure of market performance.  The bar chart illustrates how the Fund’s performance can vary, which is one type of investment risk.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Calendar Year Total Returns

The Fund’s return from January 1, 2007 through September 30, 2007 was 16.68%.

Best and Worst Quarterly Performance

Best Quarter Return	Worst Quarter Return
8.22% (3rd quarter, 2005)	(0.72)% (2nd quarter, 2005)

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your

2

actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For the calendar year ended December 31, 2006)

	One Year	Since Inception (1/08/04)

Return Before Taxes	20.80%	14.27%
Return After Taxes on Distributions	20.36%	14.24%
Return After Taxes on Distributions and Sale of Fund Shares	14.42%	12.57%
Morgan Stanley Capital International EAFE Index (1)	26.98%	19.55%

__________________

(1)

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australasia and the Far East.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)(1)	NONE
Redemption Fee (as a percentage of amount redeemed) (2)	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(3)
Management Fees	0.95%
Distribution (12b-1) Fees	NONE
Other Expenses(4)	0.12%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.08%
Fee Waiver/Expense Reimbursement(4)	0.32%
Net Expenses	0.76%

____________

(1)

The Fund will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days from the date of purchase.

(3)

The Fund’s investment adviser, Frontegra Asset Management, Inc. (“Frontegra”), waived a portion of its management fee during fiscal 2007 pursuant to the expense cap agreement described below.  The management fees paid by the Fund (after the contractual waiver) were 0.63%.

(4)

Pursuant to an expense cap agreement between Frontegra and the Company, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.75% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or the Company prior to renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

3

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2008.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$78	$312	$564	$1,288

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of companies located outside of the United States.  Under normal market conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in these securities.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  The Fund invests primarily in large- and mid-cap companies with market capitalizations of $5 billion or more at the time of investment.  The Fund invests primarily in developed countries but may invest up to 25% of its total assets in securities of companies that trade in emerging or developing markets.  To manage foreign currency risks, New Star may hedge against the risk of loss resulting from currency fluctuation.

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts, European Depositary Receipts or other similar securities representing common stock of non-U.S. issuers.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

In constructing a portfolio for the Fund, New Star emphasizes companies, industries and countries that it believes have superior long-term growth potential.  New Star follows a two-step investment process.  In the first phase, New Star’s research team screens the New Star universe of stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index) in addition to major companies in various U.S. indices.  From this universe, the 300 companies with the largest market capitalizations are researched on a bottom-up basis to identify those most suitable for investment to meet country and sector exposure objectives.  New Star conducts research using a combination of company visits, broker research, analyst meetings and financial databases.  All stocks considered for purchase are analyzed using “Economic Value Added” methodology, which seeks to identify the factors driving company profitability, highlight companies to avoid and make cross border comparisons.  In the second phase of the investment process, analyst recommendations are subject to review and approval at sector and country meetings, and New Star’s Investment Policy Committee reviews and approves final stock selections for the Fund.

Securities are sold when there is a change in country ratings resulting in re-allocation of market exposures, when there is a change in sector exposure, or because the relative attractiveness of a security has changed.

FINANCIAL HIGHLIGHTS

The financial highlights table describes the Fund’s financial performance from its commencement of operations to June 30, 2007.  Certain information reflects financial results for a single Fund share.  The total returns in the table

4

represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005	Period Ended June 30, 2004(1)
Net Asset Value, Beginning of Period	$13.08	$11.07	$10.03	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.31(5)	0.21(5)	0.09(5)
Net realized and unrealized gain (loss) on investments	3.25	1.81	0.87	(0.08)
Total Income from Investment Operations	3.50	2.12	1.08	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.07)	(0.01)	—
From net realized gain on investments	(0.25)	(0.04)	(0.03)	—
Total Distributions Paid	(0.47)	(0.11)	(0.04)	—
Payment by Affiliates	—	—	—	0.02
Net Asset Value, End of Period	$16.11	$13.08	$11.07	$10.03

Total Return(2)	27.12%	19.27%	10.87%	0.30%(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$712,620	$531,321	$137,478	$12,130
Ratio of expenses to average net assets(3)(4)	0.75%	0.75%	0.95%	0.95%
Ratio of net investment income to average net assets(3)(4)	1.62%	1.94%	1.96%	2.01%
Portfolio turnover rate(2)	62%	35%	44%	17%

____________

(1)

Commenced operations on January 8, 2004.

(2)

Not annualized for periods less than a full year.

(3)

Net of waivers and reimbursements by Adviser.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.07%, 1.09%, 1.31% and 4.41% and the ratio of net investment income (loss) to average net assets would have been 1.30%, 1.60%, 1.60% and (1.45)% for the periods ended June 30, 2007, June 30, 2006, June 30, 2005 and June 30, 2004, respectively.

(4)

Annualized.

(5)

Per share net investment income has been calculated using the daily average share method.

(6)

During the period ended June 30, 2004, 0.20% of the Fund’s total return consists of a voluntary reimbursement by Frontegra.  Excluding this item, the total return would have been 0.10%.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended (the “Investment Advisory Agreement”), pursuant to which Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with New Star under which New Star serves as the Fund’s portfolio manager and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the Fund’s investment advisory agreement and subadvisory agreement will be included in the Fund’s semi-annual report for the period ended December 31, 2007.

Adviser.  The Company is managed by Frontegra, which supervises the management of the Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400

5

Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra.  Under the Investment Advisory Agreement, the Fund compensates Frontegra at the annual rate of 0.95% of the Fund’s average daily net assets.

Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.75% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

New Star.  New Star is an independent London-based manager of international equities and fixed income securities.  New Star is located at 1 Knightsbridge Green, London, United Kingdom, SW1X 7NE.  New Star is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is a registered investment adviser with the U.S. Securities and Exchange Commission.  Under the subadvisory agreement, New Star is compensated by Frontegra for its investment advisory services at the annual rate of 60% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  New Star provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts.  As of September 30, 2007, New Star had approximately U.S. $18.56 billion under management.

Investment Policy Committee.  New Star’s Investment Policy Committee oversees the day-to-day management responsibilities for the Fund’s portfolio and approves all investment decisions for the Fund.  Mark Beale and Richard Lewis jointly manage the Investment Policy Committee and retain oversight over all investment decisions.  The Committee is divided into various geographic regions of responsibility, each with its own leader responsible for research and stock selection in the region.  Tim Bray, Ian Beattie and Chris Burling lead the United Kingdom, Asian and Japan regions of stock selection, respectively.

Mark Beale is the Co-Head of Institutional Equity of New Star and Deputy Chief Investment Officer of New Star Asset Management Limited, an affiliate of New Star.  Mr. Beale is the lead portfolio manager for New Star’s international equity product.  Mr. Beale joined New Star in 1982 and has over 24 years of investment experience.  Mr. Beale obtained his B.A. from the University of Sussex.

Richard Lewis is the Co-Head of Institutional Equity and is responsible for New Star’s European equity group.  Mr. Lewis has over 22 years of investment experience.  Prior to joining New Star in 1989, Mr. Lewis was an equity investment manager and portfolio strategist with Capel-Cure Myers Capital Management Ltd.  Mr. Lewis obtained his B.S. degree from Bristol University.

Tim Bray is an Investment Director at New Star.  Mr. Bray has over 18 years of investment experience and is responsible for New Star’s U.K. equity group.  Prior to joining New Star in 1985, Mr. Bray was affiliated with Coutts & Company, a United Kingdom retail bank.  Mr. Bray obtained his B.Sc. degree from the University of London.

Ian Beattie is an Investment Director at New Star.  Mr. Beattie joined New Star in 1996 and is responsible for New Star’s Asian (ex Japan) equity group.  Prior to joining New Star, Mr. Beattie was a fund manager at Royal Insurance Asset Management Limited.  Mr. Beattie has over 15 years of investment experience.  Mr. Beattie obtained his B.Sc. degree from City University of London.

Chris Burling is an Investment Director at New Star.  Mr. Burling has over 24 years of experience and is responsible for New Star’s Japan equity group.  Prior to joining New Star in 2006, he was a Senior Investment Manager at Gartmore and member of its global team with responsibility for Japan.

6

The SAI provides additional information about the members of New Star’s Investment Policy Committee, including other accounts they manage, their ownership of Fund shares and their compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Fund’s shares.  The Distributor is managed and owned by the same persons who manage and own the Fund’s investment adviser, Frontegra Asset Management, Inc. (“Frontegra”).  Accordingly, the Distributor and Frontegra are affiliates.

Payments to Financial Intermediaries.  From time to time, Frontegra or an affiliate may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are Fund shareholders.  Pursuant to these arrangements, Frontegra or an affiliate may make payments to financial intermediaries for services provided to clients who hold Fund shares through omnibus accounts.  In some circumstances, the Fund may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Fund.  In addition, Frontegra or an affiliate may make payments from their own resources to a financial intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  The amount of these payments is determined from time to time by Frontegra and may differ among such financial intermediaries.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

The Fund’s minimum initial investment is $100,000.  Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons,

7

the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment – Minimum $100,000.  You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer or other financial intermediary, who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the financial intermediary to place the order with the Fund on a timely basis.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the Transfer Agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

For credit to U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

For further credit to Frontegra Funds, Inc.

(investor account number)

(name or account registration)

Frontegra New Star International Equity Fund

Before sending any wire, please contact the Transfer Agent at 1-888-825-2100 to advise them of your intent to wire funds.  This will ensure prompt and accurate credit.

Subsequent Investments - Minimum $1,000.  You may make additions to your account in amounts of $1,000 or more by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

8

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption fee described below if the shares have been held for 30 days or less.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemptions in Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Redemption Fee.  A redemption fee of 2% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee does not apply to:

•

shares purchased through certain omnibus accounts, including qualified retirement plans;

•

shares acquired through dividends or capital gains investments; or

•

shares redeemed because of death or disability.

Frontegra may, at its discretion, waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

for certain large redemption requests;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

9

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in the account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Fund has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, New Star and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity;

•

the 2% redemption/exchange fee for redemptions or exchanges 30 days or less after purchase (determined on a first-in, first out basis); and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

The Adviser has entered into shareholder information agreements with financial intermediaries, which enable the Adviser to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of financial intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the financial intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the financial intermediary’s market timing policy.  There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain

10

or loss.  This is not a tax-free exchange.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontegra Fund, you may be subject to the redemption fee described above under “Your Account—Redemption Fee.”

VALUATION OF FUND SHARES

The price of the Fund’s shares is the Fund’s NAV, which is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or New Star in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the

11

Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

Distributions of dividend income that are not attributable to “qualified dividend income” under the Internal Revenue Code of 1986, as amended, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.  An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding.  If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund.  The Fund will notify you if it makes such an election.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

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DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Thomas J. Holmberg, Jr.	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SUB-ADVISERS
Ernst & Young LLP
New Star Institutional Managers Limited	Sears Tower
1 Knightsbridge Green	233 S. Wacker Drive
London, England	Chicago, Illinois 60606-6301
SW1X 7NE
LEGAL COUNSEL
CUSTODIAN
Godfrey & Kahn, S.C.
U.S. Bank, N.A.	780 N. Water Street
1555 N. River Center Drive, Suite 302	Milwaukee, Wisconsin 53202
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

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Additional information regarding the Company and the Fund is included in the SAI which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the Fund’s SAI and the annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

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FRONTEGRA FUNDS

PROSPECTUS

Frontegra Netols Small Cap Value Fund

Institutional Class Shares

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 31, 2007

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Netols Small Cap Value Fund (the “Fund”) is a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

The Fund’s investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds.  Please read it carefully and keep it for future reference.

The Fund at a Glance	1
Fees and Expenses of the Fund	3
Principal Investment Strategy	4
Investment Process	4
Prior Performance of Netols	4
Financial Highlights	5
Fund Management	6
Your Account	7
Exchange Privilege	11
Valuation of Fund Shares	11
Portfolio Holdings Disclosure Policy	11
Distributions and Tax Treatment	12

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUND AT A GLANCE

Investment Objective.  The Fund seeks capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  In constructing a portfolio for the Fund, the Fund’s subadviser, Netols Asset Management, Inc. (“Netols”) selects stocks it believes are undervalued and exhibit potential “change factor” characteristics.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, so that the value of the Fund’s investments may decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Small Capitalization Risks.  The Fund will invest primarily in securities of companies with small market capitalizations, which are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of small capitalization companies may be substantially less than is typical of larger companies.  Therefore, the securities of small capitalization companies may be subject to greater and more abrupt price fluctuations than larger companies.  In addition, small capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Equity Security Risks.  The Fund will invest primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Value Investing Risks.  The Fund invests in primarily value-style stocks, stocks whose prices Netols believes are undervalued in relation to fundamental measures.  Value stocks may never increase in price or pay dividends as anticipated by Netols, or may decline even further if the market fails to recognize the company’s value, if the factors that Netols believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Management Risk.  The Fund is subject to management risk as actively-managed investment portfolios.  Netols and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If Netols is not able to select better-performing securities, the Fund may lose money.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include a small cap value fund in your portfolio.

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Performance Bar Chart and Table.  The return information provided in the following bar chart and table provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compared with returns of a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Calendar Year Total Returns

The Fund’s return from January 1, 2007 through September 30, 2007 was 9.76%.

Best and Worst Quarterly Performance

(during the periods shown above)

Best Quarter Return	Worst Quarter Return
8.25% (4th quarter, 2006)	(6.71)% (2nd quarter, 2006)

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

2

Average Annual Total Returns

(For the calendar year ended December 31, 2006)

Fund/Index	One Year	Since Inception(1)
Small Cap Value Fund
Return Before Taxes	16.57%	14.64%
Return After Taxes on Distributions	16.43%	14.51%
Return After Taxes on Distributions and Sale of Fund Shares	10.84%	12.40%
Russell 2000 Value Index(2)	23.48%	20.79%

__________________

(1)

The Small Cap Value Fund commenced operations on December 16, 2005.

(2)

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Value Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)(1)	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses(3)	1.11%
Total Annual Fund Operating Expenses	2.11%
Fee Waiver/Expense Reimbursement	1.00%(4)
Net Expenses	1.11%

____________

(1)

The Funds will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

Stated as a percentage of the Fund’s average daily net assets.

(3)

Also included in the “Other Expenses” of the Fund are fees and expenses incurred by the Fund in connection with its investments in other investment companies, which are referred to as “acquired fund fees and expenses.”

(4)

Pursuant to an expense cap agreement between the Fund’s adviser, Frontegra Asset Management, Inc. (“Frontegra”) and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.10% of the Fund’s average daily net assets.  The expense cap agreement for the Fund will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and

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then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2008.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$113	$564	$1,042	$2,362

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small capitalization companies.  Netols defines a small capitalization company as any company with a market capitalization of between $100 million and $2.5 billion at the time of the Fund’s investment.  Shareholders will be provided with at least 60 days’ notice of any change in this policy.  Equity securities include:  common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

As the Fund’s subadviser, Netols uses a small cap value investment style in selecting securities for the Fund’s portfolio.  Netols’ security selection process begins with a stock universe of approximately 1,600 companies that are statistically undervalued and have a market capitalization between $100 million and $2 billion.  This universe is then narrowed down to potential candidates that are evaluated for “change factor” characteristics.  These characteristics include, but are not limited to, organizational, operational, financial and regulatory factors.  Netols believes that, once change factors are realized, they typically lead to an increase in cash flow, earnings, EBITDA or valuations in the marketplace which tend to deliver better performance than the overall small cap market.

In addition to assessing the environment in which a company and industry operates, Netols conducts rigorous fundamental bottom-up research.  Netols reviews SEC filings (such as Form 10-K, Form 10-Q, annual reports, etc.) of the companies in their research universe.  Netols also utilizes a deep network of industry contacts and attends conferences to obtain in-depth knowledge of trends and company-specific issues.

Netols maintains a focused watch list of approximately 400 companies.  These are companies that have been researched extensively and are monitored on a regular basis.  From this watch list, between 60 and 80 securities are purchased for the Fund’s portfolio.  Those companies that provide the most appealing risk/reward characteristics are included in the Fund’s portfolio.  Companies are continually reviewed for relative attractiveness.

Stocks are sold when they become expensive relative to substitute holdings or when they fail to achieve the financial objectives that were anticipated when originally purchased.  Additionally, as companies reach the point of full valuation, they are replaced with companies that are earlier in the process of improving their operations.

PRIOR PERFORMANCE OF NETOLS

The following table shows the historical composite performance data for all of Netols’ private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the Netols Small Cap Value Composite (the “Composite”).  The Composite includes all discretionary accounts over

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$250,000 that are fully invested in the small cap value investment strategy.  In addition to separate accounts and the Fund, the Composite includes the performance of three other registered investment company portfolios managed by Netols during the periods presented.

The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended, (the “Code”) and the Investment Company Act of 1940, as amended, respectively.  Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite had been regulated under the federal securities and tax laws.  The data is provided to illustrate the past performance of Netols in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Fund.  You should not consider this performance data as an indication of the future performance of the Fund or Netols.

All returns presented were calculated in compliance with the Global Investment Performance Standards (GIPS®).  All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses.  All returns reflect the deduction of investment advisory fees, if applicable, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes.  Cash and cash equivalents are included in the performance returns.  No leveraged positions were used.  Total return is calculated monthly in accordance with the time weighted rate of return method provided for by GIPS® standards accounted for on a trade-date basis.  The monthly returns are linked to derive an annual total return.  GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the Fund’s net expenses.  Accordingly, if the Fund’s expenses had been deducted from the Composite’s returns, the returns would be lower than those shown.

Netols Asset Management, Inc.

Netols Small Cap Value Composite Performance History: 10/1/00 –9/30/07(1)

Periods Ended 9/30/07	Netols Small Cap Value Composite Total Return	Russell 2000 Value Index(2)
1 Year	19.28%	6.09%
5 Years	25.05%	18.70%
From Inception(3)	20.32%	13.67%

__________

(1)

For the Fund’s performance, see the return information under “The Fund at a Glance.”

(2)

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

(3)

The Composite commenced operations on October 1, 2000.

FINANCIAL HIGHLIGHTS

The financial highlights table describes the Fund’s financial performance from its commencement of operations to June 30, 2007.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose

5

report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

FRONTEGRA NETOLS SMALL CAP VALUE FUND
	Year Ended June 30, 2007	Period Ended June 30, 2006(1)
Net Asset Value, Beginning of Period	$10.29	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03	— (5)
Net realized and unrealized gain on investments	2.62	0.29
Total Income from Investment Operations	2.65	0.29
LESS DISTRIBUTIONS PAID:
From net realized gain on investments	(0.06)	-
Total Distributions Paid	(0.06)	-
Net Asset Value, End of Period	$12.88	$10.29

Total Return(2)	25.81%	2.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$17,368	$7,728
Ratio of expenses to average net assets(3)(4)	1.10%	1.10%
Ratio of net investment income to average net assets(3)(4)	0.30%	0.05%
Portfolio turnover rate(2)	49%	41%

__________

(1)

Commenced operations on December 16, 2005.

(2)

Not annualized for periods less than a full year.

(3)

Net of waivers and reimbursements by Frontegra.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.10% and 4.59% and the ratio of net investment loss to average net assets would have been (0.70)% and (3.44)% for the periods ended June 30, 2007 and June 30, 2006.

(4)

Annualized.

(5)

Less than one cent per share

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended (the “Investment Advisory Agreement”), pursuant to which Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with Netols under which Netols serves as the Fund’s portfolio manager and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the Fund’s investment advisory agreement and subadvisory agreement will be included in the Fund’s semi-annual report for the period ended December 31, 2007.

Adviser.  The Company is managed by Frontegra, which supervises the management of the Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Mr. William D. Forsyth III and Mr. Thomas J. Holmberg,

6

Jr. each own 50% of Frontegra.  Under the Investment Advisory Agreement, the Fund compensates Frontegra at the annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.10% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Netols.  Netols is located at 1045 West Glen Oaks Lane, Suite 3, Mequon, Wisconsin 53092.  Under the subadvisory agreement, Netols is compensated by Frontegra for its investment advisory services at the annual rate of 0.60% of the Fund’s average daily net assets.  Netols provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Netols serves as investment adviser to other mutual funds pension plans, endowments, foundations and high net worth clients.  As of September 30, 2007, Netols had approximately $545 million under management.

Portfolio Manager.  The Fund’s portfolio is managed by Jeffrey W. Netols.  Mr. Netols reviews and approves the analysts’ recommendations and makes the final buy and sell decisions for the Fund.  Mr. Netols is the founder of Netols.  He has been a portfolio manager of Netols since 2000.  He served as a senior portfolio manager of Putnam Investments from 1993 to 2000.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal distributor of the Fund’s shares.   The Distributor is managed and owned by the same persons who manage and own the Funds’s investment adviser, Frontegra Asset Management, Inc. (“Frontegra”).  Accordingly, the Distributor and Frontegra are affiliates.

Payments to Financial Intermediaries.  From time to time, Frontegra or an affiliate may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are Fund shareholders.  Pursuant to these arrangements, Frontegra or an affiliate may make payments to financial intermediaries for services provided to clients who hold Fund shares through omnibus accounts.  In some circumstances, the Fund may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Fund.  In addition, Frontegra or an affiliate may make payments from their own resources to a financial intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  The amount of these payments is determined from time to time by Frontegra and may differ among such financial intermediaries.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally

7

4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

The Fund’s minimum initial investment is $100,000.  Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares, one of which, Institutional Class shares, is offered by this prospectus.  The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses.  Share classes may have different expenses which may affect their performance and may be subject to different investment minimums and other features.

Initial Investment – Minimum $100,000.  You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

8

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer or other financial intermediary, who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the financial intermediary to place the order with the Fund on a timely basis.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

Further credit:

Frontegra Funds, Inc.

Frontegra Netols Small Cap Value Fund

(investor account number)

(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000.  You may make additions to your account in amounts of $1,000 or more by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

9

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemptions in Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

for certain large redemption requests;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in the account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Fund has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, Netols and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity; and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

The Adviser has entered into shareholder information agreements with financial intermediaries, which enable the Adviser to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of

10

financial intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the financial intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the financial intermediary’s market timing policy.  There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request.  The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.  This is not a tax-free exchange.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

The price of the Fund’s shares is the Fund’s NAV, which is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Netols in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to “qualified dividend income” (as defined in the Code) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

Distributions of dividend income that are not attributable to “qualified dividend income” under the Code, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.  An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding.  If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

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DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Thomas J. Holmberg, Jr.	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SUB-ADVISERS
Ernst & Young LLP
Netols Asset Management, Inc.	Sears Tower
1045 W. Glen Oaks Lane, Suite 3	233 S. Wacker Drive
Mequon, Wisconsin 53092	Chicago, Illinois 60606-6301

CUSTODIAN	LEGAL COUNSEL

U.S. Bank, N.A.	Godfrey & Kahn, S.C.
1555 N. River Center Drive, Suite 302	780 N. Water Street
Milwaukee, Wisconsin 53212	Milwaukee, Wisconsin 53202

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

13

Additional information regarding the Company and the Fund is included in the SAI which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the Fund’s SAI, annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.

14

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.

Frontegra Columbus Core Plus Fund

Institutional Class Shares

Frontegra Columbus Core Fund

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Institutional Class Shares

Frontegra New Star International Equity Fund

Frontegra Netols Small Cap Value Fund

Institutional Class Shares

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectuses of the above Funds dated October 31, 2007.  Each of the Frontegra Columbus Core Plus Fund (the “Core Plus Fund”), the Frontegra Columbus Core Fund (the “Core Fund”), the Frontegra IronBridge Small Cap Fund (the “IronBridge Small Cap Fund”), the Frontegra IronBridge SMID Fund (the “IronBridge SMID Fund”), the Frontegra New Star International Equity Fund (the “International Equity Fund”) and the Frontegra Netols Small Cap Value Fund (the “Small Cap Value Fund”) is a series of Frontegra Funds, Inc. (the “Company”) (individually, a “Fund,” and collectively, the “Funds”).  The audited financial statements for each Fund for the fiscal period ended June 30, 2007 are incorporated herein by reference to the Company’s 2007 Annual Report.  A copy of the Prospectuses and/or the 2007 Annual Report is available without charge upon request to the above address or toll-free telephone number, or you can visit the Funds’ website at http://frontegra.com.

FRONTEGRA STRATEGIES, LLC

Distributor

This Statement of Additional Information is dated October 31, 2007.

You should rely only on the information contained in this SAI and the Prospectuses dated October 31, 2007.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

i

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Maryland corporation on May 24, 1996.

Each Fund is a diversified series of the Company.  The Company may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes.  Currently, the Company offers seven separate series, six of which are discussed in this SAI.  The Board of Directors of the Company (the “Board”) has established two classes of shares, the Institutional Class and Class Y shares, with respect to the Core Plus, IronBridge SMID and Small Cap Value Funds.  The Core, IronBridge Small Cap and International Equity Funds offer a single class of shares, which has the same characteristics as the Institutional Class.  This SAI relates to the Institutional Class shares of the Core Plus, IronBridge SMID and Small Cap Value Funds and the Common shares of the Core, IronBridge Small Cap and International Equity Funds.

On August 3, 2007, the Frontegra Total Return Bond Fund acquired all of the assets and liabilities of the Columbus Core Plus Fund, a series of Columbus Funds, Inc., and the Frontegra Investment Grade Bond Fund acquired all of the assets and liabilities of the Columbus Core Fund, also a series of Columbus Funds, Inc. (the “Reorganization”).  Following the Reorganization and effective August 6, 2007, the Core Plus Fund changed its name from the Frontegra Total Return Bond Fund to the Frontegra Columbus Core Plus Fund, and the Core Fund changed its name from the Frontegra Investment Grade Bond Fund to the Frontegra Columbus Core Fund.

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board.  Each share is entitled to participate in dividends and capital gains distributions as determined by the Board.  Each share is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Core Plus Fund is a high level of total return, consistent with the preservation of capital.  The investment objective of the Core Fund is long-term capital appreciation.  The investment objective of the IronBridge Small Cap Fund is capital appreciation.  The investment objective of the IronBridge SMID Fund is capital appreciation. The investment objective of the International Equity Fund is capital appreciation.  The investment objective of the Small Cap Value Fund is capital appreciation.  These investment objectives may not be changed without shareholder approval.  Each Fund is diversified.

The following is a complete list of each Fund’s fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of each Fund’s outstanding voting securities.  As used herein, a “majority of each Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of a Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

Each Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Funds’ non-fundamental operating policies which may be changed by the Board without shareholder approval.

Each Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

For purposes of each Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies, and techniques that are described in the applicable Prospectus.

Illiquid Securities

The Funds may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.  However, none of the Funds will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines.  The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board has delegated to each Fund’s respective subadviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board has directed each subadviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, any of the Funds should be in a position where more than 15% of the value of their respective net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

As described in the prospectus under “Principal Investment Strategy,” the Core Plus Fund and Core Fund invest in short-term fixed income securities.  Each of the IronBridge Small Cap Fund, the IronBridge SMID Fund, the International Equity Fund and the Small Cap Value Fund may invest up to 20% of its total assets in cash and short-term fixed income securities for any purpose and up to 100% of its total assets may be invested in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions.   When a Fund takes a temporary position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to each Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000.  Therefore, certificates of deposit purchased by a Fund may not be fully insured.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Funds may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  Each Fund’s subadviser monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  The subadviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between a Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Funds at any time.  Each Fund’s subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra Asset Management, Inc. (the “Adviser” or “Frontegra”) or a subadviser, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least A or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be  rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch.  The Funds may also invest in the short-term investment funds of their custodial bank.

Short Sales Against the Box

When the Adviser or a subadviser believes that the price of a particular security held by the Core Plus or the Core Funds may decline, it may make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future.  The Core Plus and the Core Funds will limit their transactions in short sales against the box to 5% of their respective net assets.

Variable- or Floating-Rate Securities

The Core Plus Fund and the Core Fund may invest in securities which offer a variable- or floating-rate of interest.  Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.).  Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par.  In many cases, the demand feature can be exercised at any time on seven days’ notice.  In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.  Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.  When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument’s maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

The Core Plus Fund and the Core Fund will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days’ notice will be deemed readily marketable and will not be subject to this limitation).  In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a Fund’s investments at the time of purchase.  When determining whether such an obligation meets each Fund’s credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining its weighted average portfolio maturity, each Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable-and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

When-Issued Securities

The Core Plus Fund and the Core Fund may from time to time purchase securities on a “when-issued” basis.  The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within 45 days of the purchase.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities.  When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them.  At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Funds will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities so segregated as described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than a Fund’s payment obligation).

Investment Grade Debt Obligations

Investment grade debt obligations include:  (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by a subadviser to be of comparable quality.  Investment grade securities are generally believed to have relatively low degrees of credit risk.  However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Non-Investment Grade Debt Securities (High Yield Securities)

The Core Plus Fund may invest up to 25% of its net assets in high yield securities.  While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed below.  Refer to the Appendix of this SAI for a discussion of securities ratings.

Effect of Interest Rates and Economic Changes.  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates.  High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a high yield security defaulted, the Fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations.  High yield securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings.  Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of high yield securities and, therefore may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in high yield securities will be more dependent on the subadviser’s credit analysis than would be the case with investments in investment-grade debt securities.  The subadviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.  The subadviser continually monitors the Fund’s investments and carefully evaluates whether to dispose of or to retain high yield securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation.  The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all high yield securities there is no established retail secondary market for many of these securities.  The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund.  Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

Debt Obligations-General

The debt obligations that the Core Plus Fund and the Core Fund may invest in include:  (i) corporate debt securities, including bonds, debentures and notes; (ii) bank obligations, such as certificates of deposit, banker’s acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities — debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks — securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings or assets; (ix) U.S. government securities; (x) mortgage-backed securities, collateralized mortgage obligations and similar securities; and (xi) municipal obligations.

Corporate Debt Securities

The Core Plus Fund and the Core Fund may invest in corporate debt securities.  Corporate debt securities include investment grade and non-investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  Corporate debt securities may be acquired with warrants attached.  Income producing corporate debt securities may also include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  See “Variable- or Floating-Rate Securities” above.

Mortgage- and Other Asset-Backed Securities

The Core Plus Fund and the Core Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.  Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).  Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are directly or indirectly guaranteed by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not first-lien mortgage loans or interests therein.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.  Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations.  Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.  As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity.  Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Each Fund may invest in stripped mortgage- or asset-backed securities which receive differing proportions of the interest and principal payments from the underlying assets.  The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile.  With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Loan Interests

The Core Plus Fund and the Core Fund may invest in loan interests, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates.  Loan interests purchased by a Fund may have a maturity of any number of days or years and may be secured or unsecured.  Loan interests, which may take the form of interests in, assignments of, or novations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests.  Loan interests involve the risk of loss in the case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary.  Loan interests are not rated by any nationally recognized statistical rating organization, and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

Zero-Coupon, Step-Coupon and Pay-In-Kind Securities

The Core Plus Fund and the Core Fund may invest in zero-coupon, step-coupon and pay-in-kind securities.  These securities are debt securities that do not make regular cash interest payments.  Zero-coupon and step-coupon securities are sold at a deep discount to their face value.  Pay-in-kind securities pay interest through the issuance of additional securities.  Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate.  Federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year.  In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and avoid excise tax, a Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

The Core Plus Fund and the Core Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity (a practice common in the mutual fund industry) or for arbitrage transactions.  In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.  Each Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore, subject to a Fund’s fundamental investment restrictions.  When required by SEC guidelines, each Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

The Funds also may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date.  While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale.  A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.  When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities.  Mortgage dollar roll transactions may be considered a borrowing by a Fund under certain circumstances.

The reverse repurchase agreements and mortgage dollar rolls entered into by each Fund may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement.  Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Foreign Securities and Currencies

The Core Plus, Core, IronBridge Small Cap, IronBridge SMID and Small Cap Value Funds may invest directly in securities of non-U.S. companies.  Under normal market conditions, the International Equity Fund will invest at least 80% of its assets in such securities.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, each Fund (other than the Core Fund) may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of a Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Hedging Strategies

General Description of Hedging Strategies.  The Funds may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge a Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions.  Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options.  Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes.  Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s use of stock index options is subject to certain risks.  Successful use by the Funds of options on stock indexes will be subject to the ability of the subadviser to correctly predict movements in the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund.  Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts.  The Funds may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA.  Each Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices.  The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.  Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.  An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place.  Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts.  The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position.  The Funds would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Funds’ net asset value.  In addition, many of the contracts are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures.  The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on Futures Contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Funds use put and call options on securities or indexes.  The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Funds’ securities holdings against the risk of declining market prices.  The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract.  If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities.  If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged.  Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Credit Default Swaps.  The Core Plus and Core Funds may enter into credit default swap agreements.  The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  A credit event is typically a default.

A Fund may be either the buyer or seller in the transaction.  As a seller, a Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Core Plus and Core Funds may also invest in credit default swap index products and in options on credit default swap index products.  These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans.  Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above.  The Fund reserves the right to invest in similar instruments that may become available in the future.

Foreign Currency - Related Derivative Strategies - Special Considerations.  The Core Plus, IronBridge Small Cap, IronBridge SMID, International Equity and Small Cap Value Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  The Funds may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  A Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments.  In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.  Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, a Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  The Fund also might use currency-related derivative instruments when a subadviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund.  Furthermore, currency-related derivative instruments may be used for short hedges – for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold.  For example, if a Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure.  Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.  In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by a Fund involves a number of risks.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency.  Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract.  In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction.  The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.  The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market.  Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, a Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments.  To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets.  As a result, if a large portion of a Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

A Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above.  However, the Funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a Fund’s securities that are attributable to other (i.e., non-currency related) causes.  Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Tax Treatment of Options, Futures and Foreign Currency Transactions.  Certain option transactions have special tax results for the Funds.  Expiration of a call option written by a Fund will result in short-term capital gain.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules.  All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

Foreign Investment Companies

Some of the securities in which the Core Plus, IronBridge Small Cap, IronBridge SMID, International Equity and Small Cap Value Funds invest may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

The IronBridge Small Cap, IronBridge SMID, International Equity and Small Cap Value Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities or issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  For purposes of each Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Funds do not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund’s interest.  Dividends received by the Funds on the loaned securities are not treated as “qualified dividends” for tax purposes.

Repurchase Agreements

The Funds may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The subadviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Funds may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Portfolio Turnover

A Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of substantial new capital gains.  The portfolio turnover rate for the Core Plus Fund was 978% and 1,247% for the fiscal years ended June 30, 2007 and June 30, 2006, respectively.  The portfolio turnover rate for the Core Fund was 980% and 1,121% for the fiscal years ended June 30, 2007 and June 30, 2006, respectively.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Company is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III and Thomas J. Holmberg, Jr. (indicated with an asterisk*) are each deemed to be an “interested person” of the Funds, as defined in the 1940 Act, because each serves as director and officer of Frontegra and each owns 50% of Frontegra.

Independent Directors

Name, Address and Age as of June 30, 2007	Position(s) Held with Company	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, Illinois 60062 Age: 63	Director since June 1996	Indefinite

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969.  Mr. Heald has been a principal and a Director of Consulting Fiduciaries, Inc. (“CFI”), a registered investment adviser, since August of 1994.  CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers.  Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law.  From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four

				7	None

series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.
James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Age: 60	Director since May 2002	Indefinite	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder is a Chartered Financial Analyst (CFA).	7	None
Interested Director and Officers
Name, Address and Age as of June 30, 2007	Position(s) Held with Company	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontegra Asset Management, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Age: 43	Co-President, Treasurer and Assistant Secretary since May 1996 Director since May 1996	Elected annually by the Board of Directors Indefinite

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988.  Mr. Forsyth has served as Co-President, Treasurer, Assistant Secretary and a Director of the Adviser since May 1996.  From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm.  From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.  Mr. Forsyth received his CFA designation in 1991.

7	None
Thomas J. Holmberg, Jr.* Frontegra Asset Management, Inc. 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062 Age: 48	Co-President, Secretary and Assistant Treasurer since May 1996; Chief Compliance Officer since September 2004; Anti- Money Laundering Compliance Officer since August 2006, Director from May 1996 to	Elected annually by the Board of Directors

Mr. Holmberg received his B.A. in Economics from the College of William and Mary in 1980 and his M.P.P.M. from Yale University in 1987.  Mr. Holmberg has served as Co-President, Secretary, Assistant Treasurer and a Director of the Adviser since May 1996 and as Chief Compliance Officer of the Adviser since September 2004.  From July 1993 until the present, Mr. Holmberg also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm.  From February 1989 until July 1993, Mr. Holmberg served as a Partner of, and Account Manager for, Brinson Partners, Inc., an investment adviser.  From July 1987 until January 1989, Mr. Holmberg served as an

N.A.	N.A.

May 2002	associate in the fixed income sales area of Goldman, Sachs & Co. Mr. Holmberg received his CFA designation in 1991.

The Board of Directors has one standing committee – an Audit Committee.  Pursuant to its charter, the Audit Committee oversees:  the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  During the fiscal year ended June 30, 2007, the Audit Committee met two times.  The two independent directors – Mr. Heald and Mr. Snyder – form  the Audit Committee.

The following table sets forth the dollar range of Fund shares beneficially owned by each director as of December 31, 2006, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned
Name of Director	Core Plus Fund	Core Fund	IronBridge Small Cap Fund	IronBridge SMID Fund	International Equity Fund	Small Cap Value Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontegra Family of Funds
William D. Forsyth III(1)	None	None	None	None	Over $100,000	None	Over $100,000
David L. Heald	$10,001-$50,000	None	$10,001- $50,000	None	None	None	$10,001-$50,000
James M. Snyder	None	None	Over $100,000	None	None	None	Over $100,000

________________________________

(1)

This Director is deemed an “interested person” as defined in the 1940 Act.

As of September 30, 2007, officers and directors of the Company, as a group, owned less than 1% of the outstanding shares of the Core Plus, Core, IronBridge Small Cap, IronBridge SMID, International Equity and Small Cap Value Funds.

Directors and officers of the Company who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Funds for serving as directors or officers.  Accordingly, Mr. Forsyth and Mr. Holmberg do not receive any remuneration from the Funds for their services as director and officer and officer, respectively.  Mr. Holmberg receives compensation from Frontegra for his services as Chief Compliance Officer of the Company.  The Funds pay compensation to an outside consulting firm for compliance-related services in support of Mr. Holmberg’s position as Chief Compliance Officer.  Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of the Company for the fiscal year ended June 30, 2007.

Aggregate Compensation Paid to Directors By the Funds
Name	Core Plus Fund	Core Fund	IronBridge Small Cap Fund	IronBridge SMID Fund	International Equity Fund	Small Cap Value Fund	Total Compensation from Funds and Fund Complex(2)
William D. Forsyth III(1)	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
David L. Heald	$ 3,334	$ 3,334	$ 3,333	$ 3,333	$ 3,333	$ 3,333	$ 20,000(3)
James M. Snyder	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 15,000 (3)

________________________________

(1)

Mr. Forsyth is deemed an “interested person” as defined in the 1940 Act.

(2)

The Frontegra Funds consist of seven separate series, six of which are discussed in this SAI.

(3)

The disinterested directors may invest their compensation in shares of the Funds.

CODE OF ETHICS

The Company, Frontegra and the Funds’ distributor, Frontegra Strategies, LLC (the “Distributor”) have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra and the Distributor.  The Code of Ethics is based upon the principle that directors, officers and employees of the Company, Frontegra and the Distributor have a fiduciary duty to place the interests of Fund shareholders above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Code of Ethics requires access persons to preclear most transactions in initial public offerings and private placements.  It also requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

Reams Asset Management Company, LLC (“Reams”) has adopted a Code of Ethics that governs all directors, officers, advisory persons and employees of Reams (collectively, “Reams Access Persons”).  The Code of Ethics permits Reams Access Persons to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions.  The Code of Ethics requires all Reams Access Persons to preclear certain transactions.  It also prohibits Reams Access Persons from purchasing or selling any security within seven days of a trade by Reams in such security on behalf of any advisory client, unless the transaction is executed at the same or worse price as that received by the advisory client.  The Code of Ethics requires Reams Access Persons to submit initial and annual securities holdings reports and quarterly transaction reports.  The Code of Ethics places other limitations on the acquisition of securities by Reams Access Persons in certain circumstances, such as the purchase of securities in an initial public offering and the purchase of private placement securities.

IronBridge Capital Management, L.P. (“IronBridge”) has adopted a Code of Ethics that governs the personal trading activities of all “Access Persons.”  Access Persons generally include all directors and officers of IronBridge, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by IronBridge.  The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Access Persons to preclear most transactions, including with respect to mutual funds advised or subadvised by IronBridge, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.  The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or IronBridge considered purchasing or selling during the 10-day period immediately before or after the Access Person’s transaction.

New Star Institutional Managers Limited (“New Star”) has adopted a Code of Ethics that governs all directors, officers and employees of New Star (collectively, “New Star Employees”).  The Code of Ethics permits New Star Employees to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions.  Additional rules have been applied to Access Persons.  Access Persons generally include all directors and officers of New Star, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by New Star.  The Code of Ethics permits Access Persons to buy and sell securities for their personal accounts subject to certain restrictions.  The Code of Ethics requires Access Persons, in addition to preclearing most transactions, to disclose all securities holdings on an annual basis and confirm transactions quarterly.  The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or New Star considered purchasing or selling during the seven-day period immediately before or after the Access Person’s transaction, unless the transaction is executed at the same or worse price as that received by the advisory client.

Netols Asset Management, Inc. (“Netols”) has adopted a Code of Ethics that governs the personal trading activities of all “access persons,” which include all directors and officers of Netols, as well as certain employees and control persons who have access to nonpublic information regarding the purchase and sale of securities by Netols and/or client portfolio holdings.  The Code of Ethics permits access persons to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires access persons to preclear most transactions, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.  The Code of Ethics prohibits access persons from purchasing or selling any security on any day that Netols (i) has a pending buy or sell order in that same security, (ii) purchased or sold that same security or (iii) is considering purchasing or selling that same security for a client account.

PRINCIPAL SHAREHOLDERS

As of September 30, 2007, the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of a Fund’s Institutional Class/Common shares:

Name and Address	Fund	No. Shares	Percentage

SEI Private Trust Company, Custodian	Columbus Core Plus Fund	1,429,335.822	10.11%
1 Freedom Valley Drive
Oaks, PA 19468

U.S. Bank National Association, Custodian*	Columbus Core Plus Fund	1,186,289.644	8.39%
F/B/O Arapahoe County Retirement Plan
P.O. Box 64010
Saint Paul, MN 55164-0010

Fidelity Management Trust Company*	Columbus Core Plus Fund	1,099,210.257	7.78%
F/B/O Ace Hardware Employees'
Profit Sharing Plan
82 Devonshire Street
Boston, MA 02109-3605

Wells Fargo Bank N.A. *	Columbus Core Plus Fund	782,120.381	5.53%
F/B/O MS Baptist Health Systems
P.O. Box 1533
Minneapolis, MN 55480-1533

Charles Schwab & Company*	Columbus Core Plus Fund	739,723.240	5.23%
101 Montgomery Street
San Francisco, CA 94104-4151

Patterson & Company*	Columbus Core Fund	2,509,237.905	30.77%
1525 West W.T. Harris Boulevard
Charlotte, NC 28288-0001

Pershing, LLC*	Columbus Core Fund	1,772,661.688	21.74%
P.O. Box 2052
Jersey City, NJ 07303-2052

American Institute of Physics Inc.	Columbus Core Fund	1,477,840.884	18.12%
1 Physics Ellipse
College Park, MD 20740-3842

San Diego Foundation	Columbus Core Fund	1,452,873.876	17.81%
2508 Historic Decatur Road, Suite 200
San Diego, CA 92106-6138

Wells Fargo, Custodian*	Columbus Core Fund	706,070.525	8.66%
University of Colorado Health Sciences Center
Proff Liability Self-Insurance Trust
4840 Pearl East Circle, Suite 103
Boulder, CO 80301-2408

Name and Address	Fund	No. Shares	Percentage

NFS LLC Febo*	IronBridge Small Cap Fund	4,870,658.239	22.93%
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-0001

Charles Schwab & Company*	IronBridge Small Cap Fund	4,323,690.213	20.36%
101 Montgomery Street
San Francisco, CA 94104-4151

Hickory Point Bank*	IronBridge Small Cap Fund	1,620,661.019	7.63%
225 North Water Street
Decatur, IL 62523-2322

Northern Trust Company*	IronBridge Small Cap Fund	1,092,069.705	5.14%
F/B/O American Association of University
Women Educational Foundation
1111 16th Street NW
Washington, D.C. 20036-4809

Charles Schwab & Company*	IronBridge SMID Fund	2,982,510.514	20.41%
101 Montgomery Street
San Francisco, CA 94104-4151

Mitra & Co. *
c/o M&I Trust	IronBridge SMID Fund	902,350.753	6.18%
11270 West Park Place, Suite 400
Milwaukee, WI 53224-3638

SEI Private Trust Company, Custodian*	IronBridge SMID Fund	745,320.266	5.10%
F/B/O The Legacy Trust Company
One Freedom Valley Drive
Oaks, PA 19468

NFS LLC Febo*	IronBridge SMID Fund	738,895.046	5.06%
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-0001

NFS LLC Febo*	International Equity Fund	4,084,176.256	9.21%
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-0001

JPMorgan Chase Bank N.A. *	International Equity Fund	2,998,327.275	6.76%
Employee Retirement Plan of Bose Corporation
3 Metrotech Center, 6th Floor
Brooklyn, NY 11245-0001

MAC & Company*	International Equity Fund	2,300,794.743	5.19%
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Name and Address	Fund	No. Shares	Percentage

Wells Fargo Bank N.A. *	International Equity Fund	2,295,806.955	5.18%
F/B/O El Paso County
P.O. Box 1533
Minneapolis, MN 55480-1533

Jones Day 401(k) Plan	International Equity Fund	2,246,951.605	5.07%
National City Bank
P.O. Box 94984
Cleveland, OH 44101-4984

Mitra & Co. *	Small Cap Value Fund	290,584.389	19.33%
c/o M&I Trust
11270 West Park Place
Milwaukee, WI 53224-3638

Mitra & Co. *	Small Cap Value Fund	201,047.671	13.37%
c/o M&I Trust
11270 West Park Place
Milwaukee, WI 53224-3623

Charles Schwab & Company*	Small Cap Value Fund	192,613.580	12.81%
101 Montgomery Street
San Francisco, CA 94104-4151

Simon N. Family LLC	Small Cap Value Fund	146,667.630	9.76%
151 Fairway Road
Chestnut Hill, MA 02467-1847

LaSalle Bank, Custodian	Small Cap Value Fund	137,813.974	9.17%
F/B/O Kelser
P.O. Box 1443
Chicago, IL 60690-1443

Plumb Trust Company*	Small Cap Value Fund	125,870.344	8.37%
Omnibus A/C For the Trust Company Clients
1200 John Q Hammons Drive, Floor 2
Madison, WI 53717-1967

Portland Art Museum	Small Cap Value Fund	83,013.796	5.52%
1219 SW Park Avenue
Portland, OR 97205-2430

______________________

* The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

As of September 30, 2007, no person owned a controlling interest (i.e., more than 25%) in the Company.  However, Patterson & Company owned a controlling interest in the Columbus Core Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company.

INVESTMENT ADVISER

Frontegra Asset Management, Inc. (the “Adviser” or “Frontegra”) is the investment adviser to the Funds.  Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of the Adviser.  See “Directors and Officers” for Mr. Forsyth’s and Mr. Holmberg’s positions with the Adviser and Frontier Partners, Inc.  Mr. Forsyth and Mr. Holmberg are co-Presidents of the Company.  A brief description of the Funds’ investment advisory agreement is set forth in each Fund’s Prospectus under “Fund Management.”

The advisory agreement between the Adviser and the Funds is dated October 30, 1996, as amended (the “Advisory Agreement”).  The Advisory Agreement has an initial term of two years from the date of the respective amendment relating to each Fund and is required to be approved annually by the Board or by vote of a majority of each of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement was most recently approved by the vote of the Company’s disinterested directors on August 20, 2007.  The Advisory Agreement as it relates to the Core Plus Fund was most recently approved by the shareholders of the Core Plus Fund on July 28, 1999.  The amendment to the Advisory Agreement to add the Core Fund was approved by the disinterested director on November 6, 2000.  The amendment to the Advisory Agreement to add the IronBridge Small Cap Fund was approved by the disinterested director on May 20, 2002.  The amendment to the Advisory Agreement to add the IronBridge SMID Fund was approved by the disinterested directors on May 10, 2004.  The amendment to the Advisory Agreement to add the International Equity Fund was approved by the disinterested directors on August 25, 2003.  The amendment to the Advisory Agreement to add the Small Cap Value Fund was approved by the disinterested directors on August 22, 2005.  The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board of Directors of the Company, by vote of a majority of each of the Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, the Adviser supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Company’s Board.  At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds.  As compensation for its services, the Core Plus Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.40% of the average daily net asset value of the Fund, the Core Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.42% of the average daily net asset value of the Fund, the IronBridge Small Cap Fund pays to the Adviser a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund, the IronBridge SMID Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.85% of the average daily net asset value of the Fund, the International Equity Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.95% of the average daily net asset value of the Fund and the Small Cap Value Fund pays to the Adviser a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund.

Frontegra has entered into a subadvisory agreement under which Reams Asset Management Company, LLC (“Reams”) serves as the Core Plus and Core Funds’ subadviser and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.  Under the subadvisory agreement as amended, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.21% of the Core Plus Fund’s average daily net assets.  With respect to the Core Fund, Reams receives 75% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed below.  Mark M. Egan is Senior Vice President and a Manager of Reams.  David B. McKinney is President, Chief Compliance Officer and a Manager of Reams.  Robert A. Crider is a Senior Vice President and a Manager of Reams.  Thomas M. Fink is a Senior Vice President and a Manager of Reams.   Mr. Egan, Mr. McKinney, Mr. Crider and Mr. Fink are each considered a control person of Reams due to their ownership of and/or their position with Reams.

Frontegra has entered into a subadvisory agreement under which IronBridge Capital Management, L.P. (“IronBridge”) serves as the IronBridge Small Cap and IronBridge SMID Funds’ subadviser and, subject to Frontegra’s supervision, manages each Fund’s portfolio assets.  Under the subadvisory agreement, IronBridge receives compensation from Frontegra for its subadvisory services to the Funds.  With respect to the IronBridge Small Cap Fund, IronBridge receives 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed below.  With respect to the IronBridge SMID Fund, IronBridge receives 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed below.  Christopher C. Faber is the General Partner and President of IronBridge.  Jeffrey B. Madden is a Partner and Portfolio Manager of IronBridge.  Elizabeth H. Murphy is the Chief Operating Officer of IronBridge.  Samuel T. Eddins is a Partner and Director of Research of IronBridge.  John G. Davis is the Chief Compliance Officer of IronBridge.  Mr. Faber, Ms. Murphy, Mr. Eddins and Mr. Davis are each considered a control person of IronBridge due to their ownership of and/or their position with IronBridge.

Frontegra has entered into a subadvisory agreement under which New Star Institutional Managers Limited (“New Star”) serves as the International Equity Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the subadvisory agreement as amended, New Star is compensated by Frontegra for its investment advisory services at the annual rate of 60% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed below subject to a minimum of 0.33% of the Fund’s average daily net assets.  New Star Asset Management Holdings Limited, a United Kingdom-based asset management company, owns 100% of New Star Institutional Managers Holdings Limited.  New Star Institutional Managers Holdings Limited owns 100% of New Star.  Mark S. Beale is Co-Head of Equity and a Director of New Star and the Deputy Chief Investment Officer of New Star Asset Management Group Limited.  Richard D. Lewis is Co-Head of Equity and a Director of New Star.  Rupert Ruvigny is Chief Compliance Officer and a Director of New Star.  John Mould is Chief Operating Officer of New Star.  Howard J. Covington is Chief Executive Officer of New Star.  Mr. Beale, Mr. Lewis, Mr. Ruvigny, Mr. Mould and Mr. Covington are each considered a control person of New Star due to their ownership of and/or their position with New Star.

Frontegra has entered into a subadvisory agreement under which Netols Asset Management, Inc. (“Netols”) serves as the Small Cap Value Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the subadvisory agreement, Netols is compensated by Frontegra for its investment advisory services at the annual rate of 0.60% of the Fund’s average daily net assets.  Jeffrey W. Netols is the founder, Portfolio Manager and 100% owner of Netols.

Pursuant to expense cap agreements between Frontegra and the Company, on behalf of the Core Plus, Core, IronBridge Small Cap, IronBridge SMID, International Equity and Small Cap Value Funds, Frontegra contractually agreed to waive its management fee and/or reimburse each of the Funds to ensure that the total operating expenses for the Institutional Class/Common shares of each Fund, as a percentage of the average daily net asset value of each Fund (ADNA), is as follows:

Fund	Total Operating Expenses as % of ADNA
Core Plus Fund	0.35
Core Fund	0.35
IronBridge Small Cap Fund	1.10
IronBridge SMID Fund	0.95
International Equity Fund	0.75
Small Cap Value Fund	1.10

The expense cap agreements will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.

For the fiscal periods ended June 30, 2007, 2006 and 2005, the Funds paid the following advisory fees to the Adviser under the Advisory Agreement, of which the Adviser waived the following amounts:

Fund / Fiscal Period Ended	Advisory Fee	Waiver	Advisory Fee After Waiver

Core Plus Fund
June 30, 2007	$1,168,809	$874,012	$294,797
June 30, 2006	$1,267,229	$965,488	$301,741
June 30, 2005	$1,382,287	$320,062	$1,062,225

Core Fund
June 30, 2007	$380,729	$380,729	$0
June 30, 2006	$412,159	$412,159	$0
June 30, 2005	$464,980	$245,625	$219,355

IronBridge Small Cap Fund
June 30, 2007	$4,019,684	$0	$4,019,684
June 30, 2006	$3,844,156	$0	$3,844,156
June 30, 2005	$2,302,883	$30,276	$2,272,607

IronBridge SMID Fund
June 30, 2007	$1,438,918	$43,079	$1,395,839
June 30, 2006	$688,097	$109,169	$578,928
June 30, 2005(1)	$105,546	$66,381	$39,165

International Equity Fund
June 30, 2007	$5,736,266	$1,947,759	$3,788,507
June 30, 2006	$3,450,717	$1,248,571	$2,202,146
June 30, 2005	$780,383	$293,414	$486,969

Small Cap Value Fund
June 20, 2007	$114,875	$114,875	$0
June 30, 2006(2)	$20,639	$20,639	$0

__________________________________

(1)

The fees paid by the Fund are for the period from December 31, 2004, the date on which the IronBridge SMID Fund began operations, to June 30, 2005, the end of the Fund’s fiscal year.

(2)

The fees paid by the Fund are for the period from December 16, 2005, the date on which the Small Cap Value Fund began operations, to June 30, 2006, the end of the Fund’s fiscal year.

The Advisory Agreement requires the Adviser to reimburse the Funds in the event that the expenses and charges payable by the Funds in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula, if any, prescribed by any state in which shares of the Funds are registered.  Such excess is determined by valuations made as of the close of each business day of the year.  Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Funds by reduction of the Adviser’s fee, subject to later adjustment, month by month, for the remainder of the Funds’ fiscal year.

The Adviser’s principal executive officers, Mr. Forsyth and Mr. Holmberg, generally devote a substantial portion of their time to the services of Frontier, a consulting/marketing firm that operates as a third-party solicitor for investment advisers.  Messrs. Forsyth and Holmberg are owners as well as partners of Frontier and derive compensation from such positions.  Pursuant to contractual consulting arrangements, Frontier provides services to and is compensated by Reams, IronBridge, New Star and Netols.  In addition, Mr. Forsyth and another partner of Frontier each have a small ownership position in New Star and Netols.  These arrangements may present a conflict of interest.  The Adviser may not be inclined to terminate a subadvisory relationship with Reams, IronBridge, New Star or Netols when its affiliate, Frontier, is receiving compensation from such entities for other services.  Similarly if Reams, IronBridge, New Star or Netols discontinues using the services of Frontier, the Adviser may have an incentive to terminate the advisory contract with the subadviser irrespective of the subadviser’s performance and replace the subadviser with an entity who would retain the services of Frontier.  Nonetheless, the Board retains ultimate oversight of a Fund and its advisory and subadvisory relationships.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Prospectus for each Fund under “Fund Management,” each portfolio manager is jointly responsible for the day-to-day management of the applicable Fund, and, unless otherwise indicated, is solely responsible for the day-to-day management of the other accounts set forth in the following table.  In the case of the Small Cap Value Fund, Jeffrey W. Netols is the sole portfolio manager of the Fund.  None of the mutual fund clients of any subadviser pays a performance-based fee to the subadviser.

Other Accounts Managed by the Portfolio Managers(1)

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees
Core Plus Fund Core Fund
Reams Asset Management Company, LLC(2)
Robert A. Crider	0	$0	1	$125.0 million	0	$0	77	$10.13 billion	8	$1.121 billion
Mark M. Egan	0	$0	1	$125.0 million	0	$0	77	$10.13 billion	8	$1.121 billion
Thomas M. Fink	0	$0	1	$125.0 million	0	$0	77	$10.13 billion	8	$1.121 billion
Todd C. Thompson	0	$0	1	$125.0 million	0	$0	77	$10.13 billion	8	$1.121 billion

IronBridge Small Cap Fund
IronBridge SMID Fund
IronBridge Capital Management, L.P.(2)
Christopher Faber	4	$684 million	4	$249 million	0	$0	71	$1.9 billion	4	$462 million
Jeffrey B. Madden	4	$684 million	4	$249 million	0	$0	71	$1.9 billion	4	$462 million

International Equity Fund
New Star Institutional Managers Limited(2)
Mark Beale	7	$45.3 million	1	$252 million	0	$0	8	$2.01 billion	0	$0
Ian Beattie	2	$89.7 million	3	$279.6 million	1	$17.1 million	4	$493.1 million	0	$0
Tim Bray	0	$0	4	$652.0 billion	2	$87.5 million	9	$41.98 billion	0	$0
Richard Lewis	0	$0	4	$251.3 million	0	$0	13	$3.79 billion	0	$0
Chris Burling	0	$0	2	$52.8 million	0	$0	1	$24.3 million	0	$0

Small Cap Value Fund
Netols Asset Management, Inc.
Jeffrey W. Netols	2	$54.6 million	4	$217.6 million	0	$0	46	$250.7 million	0	$0

_____________________

(1)

As of June 30, 2007.

(2)

Each portfolio manager is jointly responsible for the day-to-day management of the accounts listed in the table with the other portfolio manager(s) listed.

Potential Conflicts of Interest

The Subadvisers’ individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Funds, these accounts may include other mutual funds, separate accounts and private investment vehicles.

Core Plus and Core Funds – Reams Asset Management Company, LLC

Potential conflicts may arise in connection with any portfolio manager’s management of the Funds and the management of any other accounts in areas such as the allocation of investment opportunities and the aggregation and allocation of trades.  Reams has developed and implemented a number of policies and procedures that are designed to ensure that the interests of all Reams’ clients are protected.  Policies that are a part of Reams’ compliance program address areas such as trade allocations, cross trading, insider trading and trade management.  Ongoing and annual reviews are conducted to ensure compliance with the policies and procedures.

IronBridge Small Cap and IronBridge SMID Funds - IronBridge Capital Management, L.P.

IronBridge’s compliance department has established policies in areas such as trade allocations, cross trading, insider trading and trade management to prevent potential conflicts in connection with any portfolio manager’s management of the Funds and the management of any other accounts.  IronBridge’s Chief Compliance Officer oversees these policies and procedures.

International Equity Fund - New Star Institutional Managers Limited

New Star is regulated by both the Financial Services Authority in the United Kingdom and the U.S. Securities and Exchange Commission, and accordingly is subject to compliance with both regulatory regimes.  New Star’s compliance department has established policies in areas such as personal trading, trade allocation and aggregation and cross trading to prevent potential conflicts in connection with any portfolio manager’s management of the Fund and the management of any other accounts.  New Star’s compliance department regularly reviews and monitors these policies and conducts an annual risk review to identify those areas where a greater degree of oversight is required.

Small Cap Value Fund – Netols Asset Management, Inc.

The Small Cap Value Fund portfolio manager may manage multiple accounts for multiple clients.  In addition to the Fund, these other accounts may include other mutual funds managed on a subadvisory basis, collective trust accounts and separate accounts for individuals, pension and profit sharing plans, foundations and 401(k) plans.  Netols manages potential conflicts of interest between the Fund and other types of accounts through allocation policies and oversight by the firm's Chief Compliance Officer.  Netols has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts, including the Fund, participate in investment decisions involving the same securities.

Compensation of Portfolio Managers

Core Plus and Core Funds

The compensation of the portfolio managers of the Core Plus Fund and the Core Fund is not tied directly to either the performance or the net asset value of the Funds.  Compensation of the portfolio managers, who are all employees of Reams, is dependent in part on the overall profitability of Reams.  Because the Core Plus and Core Funds account for only 5% of the total assets under management by Reams, the performance of the Funds only remotely impacts the profitability of Reams and, consequently, the compensation of the portfolio managers.

Reams’ senior fixed income professionals’ compensation is directly related to the success of Reams’ fixed income business.  As managing directors and owners, they earn a base salary and share in the profits of the business.  Compensation for other investment professionals consists of a base salary, an annual bonus and participation in a profit-sharing pool.  Reams’ portfolio managers may own and may be offered an opportunity to purchase or sell equity interests in Reams.

IronBridge Small Cap and IronBridge SMID Funds

The compensation of the portfolio managers of the IronBridge Small Cap and the IronBridge SMID Funds is not directly tied to the performance of the Funds.  Portfolio managers of the Funds are paid a flat base salary and receive annual bonuses based on individual performance and the success of the firm, rather than the performance of individual accounts.  IronBridge’s portfolio managers may own and may be offered an opportunity to purchase or sell equity interests in IronBridge.

International Equity Fund

Portfolio managers and research analysts are paid competitive salaries plus equity participation.  New Star believes that direct share ownership rather than performance-based bonuses ensures that unnecessary risks on individual portfolios are not taken but ensures that the key driver of the business – long-term performance – is uppermost in their minds.  Investment professionals will ultimately only be rewarded if the business is successful and the performance is solid.  Equity participation is offered to all employees.  Employee ownership varies based on tenure and level of contribution to overall firm performance. No individual is rewarded solely on his/her performance.  Rather, compensation is dictated by the success of the organization, as well as the employee’s contribution to that success by virtue of his/her performance and the performance of the overall portfolio.  Managers of private investment funds receive an element of performance fees in line with industry practice.

Mr. Beale, Mr. Lewis and Mr. Burling do not receive any performance fees for other accounts managed and their compensation formula for management of the Fund is not determined differently than for management of any other accounts.  Mr. Bray and Mr. Beattie each have management responsibility for private investment funds of which the subadviser is New Star Asset Management Limited, an affiliate of New Star.  They receive a share of the performance fees earned on these accounts, but do not receive any performance fees for any registered investment company accounts, and the compensation formula for management of the Fund is not determined differently for management of any similar institutional accounts.

Small Cap Value Fund

Because Mr. Netols is the 100% owner of Netols, he does not receive a salary.  Instead, he is compensated based on the overall success of the firm.

Ownership of Fund Shares by Portfolio Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of June 30, 2007, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Fund/Portfolio Manager	Dollar Range of Shares Owned
Core Plus Fund
Robert A. Crider	None
Mark M. Egan	None
Tom Fink	None
Todd Thompson	None

Core Fund
Robert A. Crider	None
Mark M. Egan	None
Tom Fink	None
Todd Thompson	None

Fund/Portfolio Manager	Dollar Range of Shares Owned

IronBridge Small Cap Fund
Christopher Faber	$100,001 - $500,000
Jeffrey B. Madden	$100,001 - $500,000

IronBridge SMID Fund
Christopher Faber	None
Jeffrey B. Madden	$100,001 - $500,000

International Equity Fund
Mark Beale	None
Ian Beattie	None
Tim Bray	None
Richard Lewis	None
Chris Burling	None

Small Cap Value Fund
Jeffrey W. Netols	None

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about their portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company, Frontegra, Reams, IronBridge, New Star and Netols may disclose information about their respective Fund’s portfolio holdings only in the following circumstances:

•

Each Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company will disclose the portfolio holdings of each Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•

Each Fund’s full portfolio holdings as of quarter end will be posted on the Company’s website no earlier than 10 days after quarter end (30 days in the case of the IronBridge Small Cap Fund and the IronBridge SMID Fund).

•

Each Fund’s full portfolio holdings as of quarter end will be included in a quarterly report provided to certain shareholders of each Fund following posting of the portfolio holdings on the Company’s website.

•

Frontegra or a subadviser may disclose Fund portfolio holdings in regulatory filings and to the Funds’ service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

•

The portfolio holdings as of each quarter end for the Core Plus Fund, Core Fund, International Equity Fund and Small Cap Value Fund will be disclosed to the rating agencies listed below no earlier than 10 days after quarter end.  The portfolio holdings as of each quarter end for the IronBridge Small Cap Fund and IronBridge SMID Fund will be disclosed to the rating agencies listed below no earlier than 30 days after quarter end.

Morningstar, Inc.

Wilshire & Associates, Inc.

Lipper, Inc.

Interactive Data Corporation

Standard & Poor’s Ratings Group

Vickers Stock Research Corporation

Bloomberg L.P.

Citigate Financial Intelligence

Thomson Financial Services

•

Disclosure of portfolio holdings as of a particular month end may be made in response to inquiries from consultants or prospective clients no earlier than 10 days after month end.

•

A Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and Frontegra or a subadviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities without prior approval of the Board of Directors.  No compensation or other consideration may be received by the Funds, the Adviser or any subadviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board of Directors.  The Board of Directors will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of the Adviser, subadviser or any other Fund affiliate.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures that delegate to Frontegra the authority to vote proxies, subject to the supervision of the Board.  The Board also authorized Frontegra to delegate its authority to vote proxies to each Fund’s subadviser, pursuant to the subadvisory agreement, if Frontegra believes that the subadviser is in the best position to make voting decisions on behalf of a Fund.  In addition, the Board authorized Frontegra and each subadviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on a Fund’s behalf.  The Funds’ proxy voting procedures provide that, in the event of a conflict between the interests of Frontegra or a subadviser and a Fund with regard to a proxy vote, a majority of the disinterested directors will be responsible for resolving the conflict.

Reams’ proxy voting policies generally provide that the Director of Operations, in consultation with Reams’ research department, will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  Reams has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  Proxy solicitations that might involve a conflict of interest between Reams and client interests will be handled in one of the following ways:

•

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on Reams’ part;

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Fund, the Board (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

IronBridge’s proxy voting policies provide that IronBridge will vote proxies with respect to client securities in a manner consistent with the best interest of clients, IronBridge Small Cap Fund and IronBridge SMID Fund shareholders.  IronBridge has adopted proxy voting guidelines established by Institutional Shareholder Services, a third party voting service, to be followed in most cases, unless client interests or specific voting issues require otherwise.  Proxy solicitations that might involve a conflict of interest between IronBridge and client interests will be handled in one of the following ways:

•

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on IronBridge’s part;

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Fund, the Board (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

New Star’s proxy voting policies provide that the relevant managers will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  New Star has retained a third party proxy voting service to assist with the implementation of its proxy voting policy.  Proxy solicitations that might involve a conflict of interest between New Star and client interests will be handled in one of the following ways:

•

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on New Star’s part;

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Fund, the Board (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

Netols’ proxy voting policies provide that Netols will vote proxies with respect to client securities in a manner consistent with the best economic interests of its clients.  Netols has adopted proxy voting guidelines which provide that Netols generally votes in a manner that, in Netols’ opinion, will increase shareholder value.  Proxy solicitations that might involve a conflict of interest between Netols and client interests will be handled in one of the following ways:

•

Engage an independent party to determine how to vote the proxy;

•

Vote the securities in accordance with a report prepared by Netols that describes the conflict of interest and confirms that the recommendation was made solely on the investment merits;

•

Refer the proxy to the client or to a representative of the client for voting purposes; or

•

Disclose the conflict to the client and seek their consent to vote the proxy.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

Reams, IronBridge, New Star and Netols (the “Subadvisers”) are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  The Subadvisers seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Subadvisers or the Funds.  The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Funds’ futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Funds may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the Subadvisers consider the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of a Fund’s shares.

For the fiscal periods ended June 30, 2007, 2006 and 2005, the Funds paid the following brokerage commissions:

	Brokerage Commissions Paid
Fund	For the fiscal period ended June 30
	2007	2006	2005
Core Plus Fund	$0	$0	$0
Core Fund	$0	$0	$0
IronBridge Small Cap Fund	$175,078	$305,174	$371,564
IronBridge SMID Fund	$127,002	$129,560	$38,434
International Equity Fund	$1,143,531	$803,805	$270,555
Small Cap Value Fund	$ 23,794	$17,485	N/A

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, the Subadvisers consider investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Subadvisers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Funds.  The Subadvisers believe that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds.  The Subadvisory Agreements provide that such higher commissions will not be paid by the Funds unless (a) the Subadvisers determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Subadvisers’ overall responsibilities with respect to the accounts as to which they exercise investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreements; and (c) in the opinion of the Subadvisers, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term.  The investment advisory fees paid by the Funds under the Advisory Agreement are not reduced as a result of the Subadvisers’ receipt of research services.

During the fiscal year ended June 30, 2007, pursuant to these arrangements, the International Equity Fund paid total commissions of $83,282 on transactions with a principal value of $110,819,884.

Unless otherwise noted below, none of the Funds acquired securities of its regular brokers or dealers or their parents during fiscal 2007.

Fund	Regular Broker-Dealer(1)	Value of Securities Owned(2)

International Equity Fund	UBS AG	$7,427,123

_____________________

(1)

As defined in Rule 10b-1 under the 1940 Act.

(2)

Calculated as of June 30, 2007.

The Subadvisers place portfolio transactions for other advisory accounts that they manage.  Research services furnished by firms through which the Funds effect their securities transactions may be used by the Subadvisers in servicing all of their accounts.  Not all of such services may be used by the Subadvisers in connection with the Funds.  The Subadvisers believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, the Subadvisers believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.  The Subadvisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds.  In making such allocations between the Funds and other advisory accounts, the main factors considered by the Subadvisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

FINANCIAL INTERMEDIARIES

From time to time, the Funds may pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Funds to their customers or other persons who beneficially own interests in the Funds, such as participants in 401(k) plans.  These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications regarding the Funds, and related services as the Funds or the intermediaries' customers or such other persons may reasonably request.  In such cases, to the extent paid by the Funds, the Funds will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Funds.  In addition, Frontegra or an affiliate may make payments from their own resources to a financial intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  The amount of these payments is determined from time to time by Frontegra and may differ among such financial intermediaries.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

CUSTODIAN

As custodian of the Funds’ assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Funds (the “Transfer Agent”).  The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $6,000 per Fund.  There is a fee of $6,000 per year for each additional fund or class.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Funds pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of each Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Funds, a fee, computed daily and payable monthly based on the Company’s average net assets at the annual rate of 0.0325 of 1% on the first $1 billion and 0.02 of 1% on the average net assets in excess of $1 billion, subject to an annual minimum of $300,000 (subject to adjustment in accordance with the number of series offered by the Company), plus out-of-pocket expenses.  For the fiscal years ended June 30, 2007, 2006 and 2005, U.S. Bancorp Fund Services, LLC received $623,870, $552,129 and $418,072, respectively, from the Funds for such services.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

The Distributor, Frontegra Strategies, LLC, is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois  60062.  Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Funds’ shares on a continuous, best efforts basis.  The Distributor is an affiliate of Frontegra.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Funds’ outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Funds on 60 days written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of each Fund are sold on a continuous basis at each Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” each Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  Each Fund is not required to calculate its net asset value on days during which that Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed by Reams to reflect more accurately the fair market value of such securities.  Otherwise, actual sale or bid prices are used.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than Nasdaq) on which such securities are primarily traded, and securities traded on Nasdaq are valued using the Nasdaq Official Closing Price.  However, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board may approve the use of pricing services to assist the Funds in the determination of net asset value.  Short-term fixed income securities held by the Funds are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of a Fund may be purchased “in kind,” subject to the approval of the Adviser and/or subadviser and their determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with the applicable Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will recognize a gain or loss on an in kind purchase of a Fund.

Redemptions In Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUNDS

Each Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.  In the event a Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes.  Accordingly, a disqualified Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction.  This would increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

Each Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%.  Under current law, the reduced rates on qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

Generally, “qualified dividend income” includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.”  Passive foreign investment corporations and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations.  The portion of a distribution that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate shareholders of the Fund.  If a Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for the lower rates on qualified dividends.  Certain holding period requirements applicable to both the Fund and its shareholders also must be satisfied to obtain qualified dividend treatment.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  Distributions paid by each Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum rate for long-term capital gains recognized by noncorporate shareholders to 15%.  Absent further legislation, this reduced rate will cease to apply to capital gains arising after December 31, 2010.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Interest and dividends received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it.  Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax.  Each Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations.  In that case, a Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Pursuant to the Code, each Fund will be treated as a separate entity for federal income tax purposes.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, IL 60606-6301, have been selected as the independent registered public accounting firm for the Funds.  Ernst & Young will audit and report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Funds.

FINANCIAL STATEMENTS

The following audited financial statements of the Funds are incorporated herein by reference to each Fund’s Annual Report to Shareholders as filed with the SEC on September 4, 2007:

Core Plus Fund (formerly known as the Frontegra Total Return Bond Fund)

(a)

Schedule of Investments as of June 30, 2007.

(b)

Statement of Assets and Liabilities as of June 30, 2007.

(c)

Statement of Operations for the year ended June 30, 2007.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2007 and for the year ended June 30, 2006.

(e)

Financial Highlights for the year ended June 30, 2007, the year ended June 30, 2006, the year ended June 30, 2005, the year ended June 30, 2004 and the year ended June 30, 2003.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 29, 2007.

Core Fund (formerly known as the Frontegra Investment Grade Bond Fund)

(a)

 Schedule of Investments as of June 30, 2007.

(b)

Statement of Assets and Liabilities as of June 30, 2007.

(c)

Statement of Operations for the year ended June 30, 2007.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2007 and for the year ended June 30, 2006.

(e)

Financial Highlights for the year ended June 30, 2007, the year ended June 30, 2006, the year ended June 30, 2005, the year ended June 30, 2004 and the year ended June 30, 2003.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 29, 2007.

IronBridge Small Cap Fund (formerly known as the Frontegra Horizon Fund)

(a)

Schedule of Investments as of June 30, 2007.

(b)

Statement of Assets and Liabilities as of June 30, 2007.

(c)

Statement of Operations for the year ended June 30, 2007.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2007 and the year ended June 30, 2006.

(e)

Financial Highlights for the year ended June 30, 2007, the year ended June 30, 2006, the year ended June 30, 2005, the year ended June 30, 2004 and the period ended June 30, 2003.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 29, 2007.

IronBridge SMID Fund

(a)

Schedule of Investments as of June 30, 2007.

(b)

Statement of Assets and Liabilities as of June 30, 2007.

(c)

Statement of Operations for the year ended June 30, 2007.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2007 and the year ended June 30, 2006.

(e)

Financial Highlights for the year ended June 30, 2007, the year ended June 30, 2006 and the period ended June 30, 2005.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 29, 2007.

New Star International Equity Fund

(a)

Schedule of Investments as of June 30, 2007.

(b)

Statement of Assets and Liabilities as of June 30, 2007.

(c)

Statement of Operations for the year ended June 30, 2007.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2007 and the year ended June 30, 2006.

(e)

Financial Highlights for the year ended June 30, 2007, the year ended June 30, 2006, the year ended June 30, 2005 and the period ended June 30, 2004.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 29, 2007.

Small Cap Value Fund

(a)

Schedule of Investments as of June 30, 2007.

(b)

Statement of Assets and Liabilities as of June 30, 2007.

(c)

Statement of Operations for the period ended June 30, 2007.

(d)

Statements of Changes in Net Assets for the year ended June 30, 2007 and the period ended June 30, 2006.

(e)

Financial Highlights for the year ended June 30, 2007 and the period ended June 30, 2006.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated August 29, 2007.

APPENDIX

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality.  Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicated an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'
Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)

Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•

Likelihood of payment?capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•

Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote expectations of low credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  ‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB

Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative.

•

For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by

•

plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

•

For issuers and performing obligations, default of some kind appears probable.

•

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

•

For issuers and performing obligations, default is imminent.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'
Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)

‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country.  This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)

‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country.  The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A (xxx)

‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country.  Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)

‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

PART C

OTHER INFORMATION

Item 23.

Exhibits

See “Exhibit Index.”

Item 24.

Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 25.

Indemnification

Article VI of Registrant’s By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.”

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 26.

Business and Other Connections of Investment Adviser

Frontegra Asset Management, Inc. (the “Adviser”) serves as the investment adviser for the Registrant. The Adviser is a registered investment adviser. The business and other connections of the Adviser, as well as the names and titles of the executive officers and directors of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

Reams Asset Management Company, LLC (“Reams”) serves as a sub-adviser with respect to the Registrant’s Core Plus and Core Funds.  Reams is a registered investment adviser. The business and other connections of Reams, as well as the names and titles of the executive officers and directors of Reams, are further described in Reams’ Form ADV as filed with the SEC.

IronBridge Capital Management, L.P. (“IronBridge”) serves as a sub-adviser with respect to the Registrant’s IronBridge Small Cap and IronBridge SMID Funds.  IronBridge is a registered investment adviser.  The business and other connections of IronBridge, as well as the names and titles of the executive officers and directors of IronBridge, are further described in IronBridge’s Form ADV as filed with the SEC.

New Star Institutional Managers Limited (“New Star”) serves as a sub-adviser with respect to the Registrant’s International Equity Fund.  New Star is a registered investment adviser.  The business and other connections of New Star, as well as the names and titles of the executive officers and directors of New Star, are further described in New Star’s Form ADV as filed with the SEC.

Netols Capital Management, Inc. (“Netols”) serves as a sub-adviser with respect to the Registrant’s Small Cap Value Fund.  Netols is a registered investment adviser.  The business and other connections of Netols, as well as the names and titles of the executive officers and directors of Netols, are further described in Netols’ Form ADV as filed with the SEC.

To the best of Registrant’s knowledge, none of the Adviser’s, Reams’, IronBridge’s, New Star’s or Netols’ directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” and “Investment

Adviser” sections of the Registrant’s Statement of Additional Information, which are incorporated herein by reference.

Item 27.

Principal Underwriters

(a)

None

(b)

Set forth below is certain information pertaining to the directors and officers of Frontegra Strategies, LLC.,

the Registrant’s principal underwriter:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND
William D. Forsyth III 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	Co-President and General Securities Principal	Co-President, Treasurer, Assistant Secretary, Director
Thomas J. Holmberg, Jr. 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	Co-President, Direct Participation Program Principal and Chief Compliance Officer	Co-President, Secretary, Assistant Treasurer, Chief Compliance Officer, Anti-Money Laundering Compliance Officer

(c)

None

Item 28.

Location of Accounts and Records

All accounts, books or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Frontegra Asset Management, Inc., Registrant’s investment adviser, at Registrant’s corporate offices, except records held and maintained by U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 and U.S. Bancorp Fund Services LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to the former’s function as custodian and the latter’s function as transfer agent, administrator and fund accountant.

Item 29.

Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 5th day of October, 2007.

FRONTEGRA FUNDS, INC. (Registrant)

By:

/s/ William D. Forsyth III

William D. Forsyth III

Co-President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date
/s/ William D. Forsyth III William D. Forsyth III	Co-President, Treasurer and a Director (principal executive officer and principal financial officer)	October 5, 2007
/s/ Thomas J. Holmberg, Jr. Thomas J. Holmberg, Jr.	Co-President and Assistant Treasurer (principal executive officer and principal accounting officer)	October 5, 2007
/s/ David L. Heald* David L. Heald	Director	October 5, 2007
/s/ James M. Snyder* James M. Snyder	Director	October 5, 2007
*By: /s/ William D. Forsyth III William D. Forsyth III Co-President Attorney-in-fact pursuant to Power of Attorney filed on May 24, 2007, Post-Effective Amendment No. 29.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a.1)	Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A
(a.2)	Articles Supplementary to the Registrant’s Articles of Incorporation dated January 31, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12
(a.3)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 19, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(a.4)	Articles Supplementary to the Registrant’s Articles of Incorporation dated October 7, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(a.5)	Articles of Amendment dated October 28, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(a.6)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 21, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(a.7)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(a.8)	Articles Supplementary to the Registrant’s Articles of Incorporation dated November 20, 2006	Filed May 16, 2007, Form N-14
(a.9)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated June 23, 2004	Filed August 31, 2007, Post Effective Amendment No. 34
(a.10)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated November 27, 2006	Filed August 31, 2007, Post Effective Amendment No. 34
(a.11)	Articles of Amendment dated July 31, 2007	Filed August 13, 2007, Post-Effective Amendment No. 1 to Form N-14
(a.12)	Articles of Amendment dated August 20, 2007	Filed August 31, 2007, Post Effective Amendment No. 34
(a.13)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2007.	Filed August 31, 2007, Post Effective Amendment No. 34
(a.14)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2007	Filed August 31, 2007, Post Effective Amendment No. 34
(b)	Registrant’s By Laws	Filed July 1, 1996, Form N-1A
(c)	None
(d.1)	Investment Advisory Agreement dated October 30, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1
(d.2)	Exhibit A dated as of June 10, 2004 to the Investment Advisory Agreement	Filed June 25, 2004, Post-Effective Amendment No. 20
(d.3)	Exhibit B dated as of October 30, 1996 to the Investment Advisory Agreement	Filed October 11, 1996, Post-Effective Amendment No. 1
(d.4)	Exhibit C dated as of October 28, 2003 to the Investment Advisory Agreement	Filed October 22, 2003, Post-Effective Amendment No. 18
(d.5)	Exhibit D dated as of August 19, 2002 to the Investment Advisory Agreement	Filed August 29, 2002, Post-Effective Amendment No. 15

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(d.6)	Exhibit E dated as of January 31, 2001 to the Investment Advisory Agreement	Filed January 31, 2001, Post-Effective Amendment No. 12
(d.7)	Exhibit F dated as of August 22, 2005 to the Investment Advisory Agreement	Filed August 26, 2005, Post-Effective Amendment No. 23
(d.8)	Exhibit G dated as of August 20, 2007 to the Investment Advisory Agreement	Filed August 31, 2007, Post Effective Amendment No. 34
(d.9)	Subadvisory Agreement between Frontegra and Reams as amended and restated November 1, 2007		X
(d.10)	Subadvisory Agreement between Frontegra and IronBridge dated as of August 30, 2002, as amended	Filed June 25, 2004, Post-Effective Amendment No. 20
(d.11)	Subadvisory Agreement between Frontegra and New Star dated October 20, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(d.12)	Form of Amendment to Subadvisory Agreement between Frontegra and New Star	Filed October 28, 2005, Post-Effective Amendment No. 24
(d.13)	Subadvisory Agreement between Frontegra and Netols dated August 31, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(d.14)	Subadvisory Agreement between Frontegra and Sky dated August 20, 2007	Filed August 31, 2007, Post Effective Amendment No. 34
(d.15)	Amended and Restated Expense Cap/Reimbursement Agreement dated August 20, 2007	Filed August 31, 2007, Post Effective Amendment No. 34
(e)	Distribution Agreement	Filed August 31, 2007, Post Effective Amendment No. 34
(f)	None
(g.1)	Form of Custody Agreement	Filed October 22, 2003, Post-Effective Amendment No. 18
(g.2)	Amendment to Fund Custody Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.1)	Transfer Agent Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.2)	Fund Administration Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.3)	Fund Accounting Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.4)	Amendment to Custody Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.5)	Amendment to Transfer Agent Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.6)	Amendment to Fund Accounting Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.7)	Amendment to Fund Administration Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.8)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(h.9)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.10)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.11)	Amendment to Transfer Agent Servicing Agreement dated May 20, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18
(h.12)	Amendment to Transfer Agent Servicing Agreement dated July 24, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18
(h.12)	Amendment to Fund Accounting Servicing Agreement dated August 1, 2002	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.13)	Amendment to Fund Administration Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.14)	Amendment to Fund Transfer Agent Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 9, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1
(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12
(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 23, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(i.4)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 20, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(i.5)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 23, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(i.6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 25, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(i.7)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 31, 2007	Filed August 31, 2007, Post Effective Amendment No. 34
(i.8)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 4, 2007	Filed September 4, 2007, Post-Effective Amendment No. 35
(i.9)	Consent of Godfrey & Kahn, S.C. relating to Exhibits (i.1), (i.2), (i.3), (i.4), (i.5), (i.6), (i.7) and (i.8) dated October 30, 2007		X
(j)	Consent of Ernst & Young LLP		X
(k)	None
(l)	Initial Subscription Agreements	Filed October 11, 1996, Post-Effective Amendment No. 1
(m.1)	Rule 12b-1 Plan	Filed August 31, 2007, Post Effective Amendment No. 34
(m.2)	Form of Rule 12b-1 Dealer Agreement	Filed August 31, 2007, Post Effective Amendment No. 34
(n)	Multiple Class Plan	Filed August 31, 2007, Post Effective Amendment No. 34

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(o)	Reserved
(p.1)	Code of Ethics for Access Persons of Frontegra Funds, Inc., Frontegra Asset Management, Inc. and Frontegra Strategies, LLC	Filed September 4, 2007, Post-Effective Amendment No. 35
(p.2)	Amended and Restated Code of Ethics for Access Persons of Reams Asset Management Company, LLC.	Filed October 27, 2006, Post-Effective Amendment No. 25
(p.3)	Code of Ethics for Access Persons of IronBridge Capital Management, LLC, as amended.	Filed June 25, 2004, Post-Effective Amendment No. 20
(p.4)	New Star Code of Conduct		X
(p.5)	Netols Asset Management, Inc. Code of Ethics and Personal Trading Policy	Filed October 27, 2006, Post-Effective Amendment No. 25
(p.6)	Sky Investment Counsel Inc. Code of Ethics	Filed August 31, 2007, Post Effective Amendment No. 34